PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

DATED AUGUST 2, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No.         )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a-12

XWELL, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

DATED AUGUST 2, 2024

254 West 31st Street, 11th Floor
New York, New York 10001

[●], 2024

To Our Stockholders:

You are cordially invited to attend the 2024 annual meeting of stockholders (including any adjournment, postponement or rescheduling thereof, the “Annual Meeting”) of XWELL, Inc. (the “Company”) to be held at [●] [a.m. / p.m.] Eastern Time on [●], 2024.

The Annual Meeting will be held in a virtual meeting format only, via live audio webcast on the Internet. Stockholders will not be able to attend the Annual Meeting in person. Stockholders will be able to attend the Annual Meeting by first pre-registering at http://viewproxy.com/XWELL/2024 by [●] [a.m. / p.m.] Eastern Time on [●], 2024. You will receive a meeting invitation by email with your unique link, along with a password, prior to the meeting date. If you have any questions or require any assistance with pre-registering, please contact the Company’s proxy solicitor, Alliance Advisors, LLC, by calling 866-612-8937 or by email at VirtualMeeting@viewproxy.com.

Details regarding the Annual Meeting, the business to be conducted at the Annual Meeting and information about the Company that you should consider when you vote your shares at the Annual Meeting are described in the accompanying Proxy Statement. The Proxy Statement and the WHITE Proxy Card are first being made available to stockholders on or about [●], 2024.

Your vote is being solicited on behalf of the Company’s board of directors (the “Board”). At the Annual Meeting, we will ask stockholders to consider the following proposals:

1.	To elect Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg to our Board, each to serve until the 2025 annual meeting of stockholders or until his or her respective successor is duly elected and qualified (Proposal 1);

2.	To ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2); and

3.	To approve, by a non-binding advisory vote, the compensation of our named executive officers, as disclosed in the accompanying Proxy Statement (Proposal 3).

Stockholders may also consider and act upon such other matters as may properly come before the Annual Meeting.

The Board unanimously recommends that stockholders vote “FOR” Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg and “FOR” each of Proposal 2 and Proposal 3. It is very important that you vote, regardless of the number of shares you own or whether you are able to attend the Annual Meeting virtually. After reading the Notice of Annual Meeting of Stockholders and the Proxy Statement, please complete, sign, date and promptly return the enclosed WHITE Proxy Card in the postage-paid envelope provided, even if you plan to attend the Annual Meeting virtually. You may also vote over the Internet by following the instructions on the enclosed WHITE Proxy Card or by calling the toll-free number found on the enclosed WHITE Proxy Card. This will not prevent you from voting at the Annual Meeting but will ensure that your vote is counted even if you are unable to attend.

Your vote will be especially important this year. As you may know, CPC Pain & Wellness SPV, LLC (“CPC SPV”) submitted documents to the Company purporting to provide qualifying and timely notice (the “Purported Nomination Notice”) of an intent to nominate four director candidates (collectively, the “Purported CPC SPV Nominees”) for election to the Board at the Annual Meeting. The Company has informed CPC SPV that the Purported Nomination Notice is invalid due to its failure to comply with the Company’s Third Amended and Restated Bylaws as a result of material omissions and other material deficiencies. On July 19, 2024, CPC SPV filed a complaint in the Chancery Court of the State of Delaware (the “Chancery Court”) against the Company and the Board seeking, among other things, declaratory relief that the Purported CPC SPV Nominees can stand for election at the Annual Meeting. The litigation is pending and set for trial on September 18-19, 2024. Unless the result of the litigation is that the Purported Nomination Notice is deemed valid, any director nominations made by CPC SPV will be disregarded, and no proxies voted in favor of the Purported CPC SPV Nominees will be recognized or tabulated at the Annual Meeting.

As the Purported Nomination Notice will not be recognized as valid under Delaware law unless otherwise so determined by a court, the WHITE Proxy Card accompanying the Proxy Statement does not include the names of the Purported CPC SPV Nominees on a “universal proxy card.” However, if the result of the litigation is that the Chancery Court finds the Purported Nomination Notice was valid and orders inclusion of the Purported CPC SPV Nominees, then the Company will amend the Proxy Statement and the accompanying WHITE Proxy Card to reflect that development, to comply with the applicable aspects of Schedule 14A and Rule 14a-19 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and to include the names of the Purported CPC SPV Nominees on a universal proxy card and will mail the revised Proxy Statement and a WHITE Universal Proxy Card to stockholders. In addition, in this scenario, no proxies or votes received on the Company’s previously circulated proxy card will be recognized or tabulated at the Annual Meeting. These proxies will be disregarded. Accordingly, if you vote on the Company’s WHITE Proxy Card accompanying this Proxy Statement and the Purported Nomination Notice is subsequently deemed valid, your votes will not be recognized or tabulated, and you will have to vote again for your vote to be counted. The Company may also need to delay the Annual Meeting to allow time for stockholders to receive and consider the new proxy materials.

Despite the Board’s determination that the Purported Nomination Notice is invalid, you may receive solicitation materials from CPC SPV, including proxy statements and proxy cards. WE URGE YOU TO VOTE ONLY ON THE WHITE PROXY CARD FOR OUR BOARD’S NOMINEES—SCOTT R. MILFORD, BRUCE T. BERNSTEIN, ROBERT WEINSTEIN, MICHAEL LEBOWITZ AND GAËLLE WIZENBERG—AND TO DISREGARD ANY MATERIALS SENT TO YOU BY, OR ON BEHALF OF, CPC SPV. The Company is not responsible for the accuracy of any information provided by, or relating to, CPC SPV that is contained in any proxy solicitation materials, if and when filed or disseminated by, or on behalf of, CPC SPV or any other statements that CPC SPV or its representatives have made or may otherwise make, including statements relating to the Purported CPC SPV Nominees. The Board strongly urges you NOT to sign or return any proxy card sent to you by, or on behalf of, CPC SPV.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” EACH OF THE BOARD’S
NOMINEES—SCOTT R. MILFORD, BRUCE T. BERNSTEIN, ROBERT WEINSTEIN, MICHAEL
LEBOWITZ AND GAËLLE WIZENBERG—USING THE ENCLOSED WHITE PROXY CARD.

Stockholders of record may vote (i) by completing, signing, dating and promptly returning the enclosed WHITE Proxy Card in the postage-paid envelope provided, (ii) via the Internet by following the instructions on the WHITE Proxy Card or (iii) by calling the toll-free number found on the enclosed WHITE Proxy Card. Stockholders of record may also vote at the Annual Meeting. Instructions regarding these methods of voting are contained in the Proxy Statement and on the WHITE Proxy Card. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the Annual Meeting.

If you are a beneficial owner of shares and you hold your shares in “street name” with a broker, bank or other nominee, only that entity can vote your shares and only upon its receipt of your specific instructions. Accordingly, please contact the person responsible for your account at such entity and instruct that person to vote on your behalf “FOR” the election of Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg, “FOR” Proposal 2 and “FOR” Proposal 3. You should also complete, sign, date and promptly return the voting instruction form that your broker, bank or other nominee sends you (or, if applicable, vote by following the instructions supplied to you by your broker, bank or other nominee, including voting via the Internet or by telephone). Please do this for each account you maintain to ensure that all of your shares are voted.

We appreciate and encourage stockholder participation in the Company’s affairs. We are confident that our Board nominees possess the right professional background, skills, expertise and reputation to serve effectively as directors. We believe we are in the best position to oversee the execution of our long-term strategic plan to grow and realize stockholder value.

Thank you for your continued support of XWELL, Inc.

Sincerely,

Scott R. Milford
President and Chief Executive Officer

If you have any questions or require any assistance in voting your shares, or if you would like additional copies of the proxy materials, please contact our proxy solicitor, Alliance Advisors, LLC:

Phone Number: 1-888-490-5110

Email: XWEL@allianceadvisors.com

200 Broadacres Drive, 3rd Floor

Bloomfield, New Jersey 07003

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

DATED AUGUST 2, 2024

254 West 31st Street, 11th Floor
New York, New York 10001

[●], 2024

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given to the holders of the shares of common stock, par value $0.01 per share (the “Common Stock”) of XWELL, Inc. (the “Company”) of the Company’s 2024 annual meeting of stockholders (including any adjournment, postponement or rescheduling thereof, the “Annual Meeting”).

DATE:	[●], 2024

TIME:	[●] [a.m. / p.m.] Eastern Time

ACCESS:	The Annual Meeting will be held in a virtual meeting format only, via live audio webcast on the Internet. Stockholders will not be able to attend the Annual Meeting in person. Stockholders will be able to attend the Annual Meeting by first pre-registering at http://viewproxy.com/XWELL/2024 by [●] [a.m. / p.m.] Eastern Time on [●], 2024. You will receive a meeting invitation by email with your unique link, along with a password, prior to the meeting date. If you have any questions or require any assistance with pre-registering, please contact the Company’s proxy solicitor, Alliance Advisors, LLC (“Alliance”), by calling 866-612-8937 or by email at VirtualMeeting@viewproxy.com.

PURPOSE: At the Annual Meeting, we will ask stockholders to consider the following proposals:

1.	To elect Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg to our Board of Directors (the “Board”), each to serve until the 2025 annual meeting of stockholders or until his or her respective successor is duly elected and qualified (Proposal 1);

2.	To ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2); and

3.	To approve, by a non-binding advisory vote, the compensation of our named executive officers, as disclosed in the accompanying Proxy Statement (Proposal 3).

Stockholders may also consider and act upon such other matters as may properly come before the Annual Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Your vote is being solicited on behalf of the Board. The Board unanimously recommends stockholders vote “FOR” Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg and “FOR” each of Proposal 2 and Proposal 3 on the enclosed WHITE Proxy Card. The Proxy Statement and the WHITE Proxy Card are first being made available to stockholders on or about [●], 2024.

Only stockholders of record at the close of business on [●], 2024 (the “Record Date”) are entitled to notice of the Annual Meeting and to vote at the Annual Meeting or any adjournment, postponement or rescheduling thereof. At any adjourned, postponed or rescheduled meeting, action with respect to matters specified in this Notice of Annual Meeting of Stockholders may be taken without further notice to stockholders, unless required by law or the Company’s Third Amended and Restated Bylaws (the “Bylaws”).

A list of stockholders of record will be available starting on [●], 2024, ten days prior to the Annual Meeting, at our headquarters, 254 West 31st Street, 11th Floor, New York, New York 10001. If you would like to view the stockholder list, please contact [●] at [●] to schedule an appointment or for alternative arrangements to the extent office access is impracticable. In addition, a list of stockholders of record will be available during the Annual Meeting for inspection by stockholders of record for any legally valid purpose related to the Annual Meeting.

The Board is pleased to nominate each of Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg to serve on the Board. It is very important that you vote, regardless of the number of shares you own or whether you are able to attend the Annual Meeting virtually. Please vote as soon as possible, even if you plan to attend the Annual Meeting virtually, to ensure that your shares will be represented. You do not need to attend the Annual Meeting to vote if you vote your shares before the Annual Meeting.

Stockholders of record may vote (i) by completing, signing, dating and promptly returning the enclosed WHITE Proxy Card in the postage-paid envelope provided, (ii) via the Internet by following the instructions on the WHITE Proxy Card or (iii) by calling the toll-free number found on the enclosed WHITE Proxy Card. Stockholders of record may also vote at the Annual Meeting. Instructions regarding these methods of voting are contained in the Proxy Statement and on the WHITE Proxy Card. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the Annual Meeting.

If you are a beneficial owner of shares and you hold your shares in “street name” with a broker, bank or other nominee, only that entity can vote your shares and only upon its receipt of your specific instructions. Accordingly, please contact the person responsible for your account at such entity and instruct that person to vote on your behalf “FOR” the election of Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg, “FOR” Proposal 2 and “FOR” Proposal 3. You should also complete, sign, date and promptly return the voting instruction form that your broker, bank or other nominee sends you (or, if applicable, vote by following the instructions supplied to you by your broker, bank or other nominee, including voting via the Internet or by telephone). Please do this for each account you maintain to ensure that all of your shares are voted.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” EACH OF THE BOARD’S
NOMINEES—SCOTT R. MILFORD, BRUCE T. BERNSTEIN, ROBERT WEINSTEIN, MICHAEL
LEBOWITZ AND GAËLLE WIZENBERG—USING THE ENCLOSED WHITE PROXY CARD.

Your vote will be especially important this year. As you may know, CPC Pain & Wellness SPV, LLC (“CPC SPV”) submitted documents to the Company purporting to provide qualifying and timely notice (the “Purported Nomination Notice”) of an intent to nominate four director candidates (collectively, the “Purported CPC SPV Nominees”) for election to the Board at the Annual Meeting. The Company has informed CPC SPV that the Purported Nomination Notice is invalid due to its failure to comply with the Bylaws as a result of material omissions and other material deficiencies. On July 19, 2024, CPC SPV filed a complaint in the Chancery Court of the State of Delaware (the “Chancery Court”) against the Company and the Board seeking, among other things, declaratory relief that the Purported CPC SPV Nominees can stand for election at the Annual Meeting. The litigation is pending and set for trial on September 18-19, 2024. Unless the result of the litigation is that the Purported Nomination Notice is deemed valid, any director nominations made by CPC SPV will be disregarded, and no proxies voted in favor of the Purported CPC SPV Nominees will be recognized or tabulated at the Annual Meeting.

As the Purported Nomination Notice will not be recognized as valid under Delaware law unless otherwise so determined by a court, the WHITE Proxy Card accompanying the Proxy Statement does not include the names of the Purported CPC SPV Nominees on a “universal proxy card.” However, if the result of the litigation is that the Chancery Court finds the Purported Nomination Notice was valid and orders inclusion of the Purported CPC SPV Nominees, then the Company will amend the Proxy Statement and the accompanying WHITE Proxy Card to reflect that development, to comply with the applicable aspects of Schedule 14A and Rule 14a-19 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and to include the names of the Purported CPC SPV Nominees on a universal proxy card and will mail the revised Proxy Statement and a WHITE Universal Proxy Card to stockholders. In addition, in this scenario, no proxies or votes received on the Company’s previously circulated proxy card will be recognized or tabulated at the Annual Meeting. These proxies will be disregarded. Accordingly, if you vote on the Company’s WHITE Proxy Card accompanying this Proxy Statement and the Purported Nomination Notice is subsequently deemed valid, your votes will not be recognized or tabulated, and you will have to vote again for your vote to be counted. The Company may also need to delay the Annual Meeting to allow time for stockholders to receive and consider the new proxy materials.

Despite the Board’s determination that the Purported Nomination Notice is invalid, you may receive solicitation materials from CPC SPV, including proxy statements and proxy cards. WE URGE YOU TO VOTE ONLY ON THE WHITE PROXY CARD FOR OUR BOARD’S NOMINEES—SCOTT R. MILFORD, BRUCE T. BERNSTEIN, ROBERT WEINSTEIN, MICHAEL LEBOWITZ AND GAËLLE WIZENBERG—AND TO DISREGARD ANY MATERIALS SENT TO YOU BY, OR ON BEHALF OF, CPC SPV. The Company is not responsible for the accuracy of any information provided by, or relating to, CPC SPV that is contained in any proxy solicitation materials, if and when filed or disseminated by, or on behalf of, CPC SPV or any other statements that CPC SPV or its representatives have made or may otherwise make, including statements relating to the Purported CPC SPV Nominees. The Board strongly urges you NOT to sign or return any proxy card sent to you by, or on behalf of, CPC SPV.

We strongly recommend that you discard any proxy card or solicitation materials that may be sent to you by CPC SPV. If you have already voted using CPC SPV’s proxy card, you have every right to change your vote by (i) voting a later dated WHITE Proxy Card or (ii) attending the Annual Meeting and voting your shares. Only the latest-dated validly executed proxy that you submit will be counted. Please contact our proxy solicitor, Alliance, by calling toll free at 1-888-490-5110, or by email at XWEL@allianceadvisors.com if you have questions or require assistance in voting your shares.

The Board strongly and unanimously recommends that you vote on the WHITE Proxy Card or voting instruction form “FOR” the election of Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg. IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER YOU PLAN TO ATTEND VIRTUALLY. ACCORDINGLY, WE ENCOURAGE YOU, AS PROMPTLY AS POSSIBLE, TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED WHITE PROXY CARD IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING, BUT WILL HELP ASSURE A QUORUM. ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO STOCKHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY. FOR IDENTIFICATION PURPOSES, “STREET NAME” STOCKHOLDERS WILL NEED TO OBTAIN A LEGAL PROXY FROM THEIR BROKER, BANK OR OTHER NOMINEE AS OF THE RECORD DATE.

If you have any questions, please contact our proxy solicitor, Alliance:

Phone Number: 1-888-490-5110

Email: XWEL@allianceadvisors.com

200 Broadacres Drive, 3rd Floor

Bloomfield, New Jersey 07003

BY ORDER OF THE BOARD OF DIRECTORS

Sincerely,

Scott R. Milford
President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING

TO BE HELD VIRTUALLY ON [●], 2024

The Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023, as amended (the “2023 Annual Report”) are available free of charge for viewing, printing and downloading at http://viewproxy.com/XWELL/2024. Information on this website, other than the Proxy Statement, is not part of the Proxy Statement.

Additionally, you can find a copy of the Proxy Statement and our 2023 Annual Report on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.xwell.com. Information on these websites, other than the Proxy Statement, is not part of the Proxy Statement. You may also obtain a printed copy of our 2023 Annual Report, including our financial statements, free of charge, from us by sending a written request to: XWELL, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001, Attention: Corporate Secretary. Exhibits will be provided upon written request and payment of an appropriate processing fee.

Please complete, sign, date and promptly return the enclosed WHITE Proxy Card in the postage-paid envelope provided or vote your shares promptly via the Internet or by telephone by following the instructions on the WHITE Proxy Card, so that you may be represented at the Annual Meeting. Instructions are in the Proxy Statement, on the WHITE Proxy Card or, if your shares are held in “street name,” on the voting instruction form provided by your broker, bank, or other nominee.

The accompanying Proxy Statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying Proxy Statement carefully and in its entirety.

If you have any questions or require any assistance in voting your shares, or if you would like additional copies of the proxy materials, please contact our proxy solicitor, Alliance:

Phone Number: 1-888-490-5110

Email: XWEL@allianceadvisors.com

200 Broadacres Drive, 3rd Floor

Bloomfield, New Jersey 07003

i

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

DATED AUGUST 2, 2024

XWELL, INC.

254 West 31st Street, 11th Floor
New York, New York 10001

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2024

This Proxy Statement, along with the accompanying Notice of the Annual Meeting of Stockholders, contains information about the 2024 annual meeting of stockholders (including any adjournment, postponement or rescheduling thereof, the “Annual Meeting”) of XWELL, Inc. (“XWELL,” the “Company,” “we,” or “us”).

The Annual Meeting will be held at [●] [a.m. / p.m.] Eastern Time on [●], 2024. The Annual Meeting will be held in a virtual meeting format only, via live audio webcast on the Internet. Stockholders will not be able to attend the Annual Meeting in person. Stockholders will be able to attend the Annual Meeting by first pre-registering at http://viewproxy.com/XWELL/2024 by [●] [a.m. / p.m.] Eastern Time on [●], 2024. You will receive a meeting invitation by email with your unique link, along with a password, prior to the meeting date.

Only stockholders of record of common stock, par value $0.01 (the “Common Stock”) at the close of business on [●], 2024 (the “Record Date”) are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. The Proxy Statement and the WHITE Proxy Card are first being made available to stockholders on or about [●], 2024.

Your vote is being solicited on behalf of the Company’s board of directors (the “Board”). At the Annual Meeting, we will ask stockholders to consider the following proposals:

1.	To elect Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg to our Board, each to serve until the 2025 annual meeting of stockholders (the “2025 Annual Meeting”) or until his or her respective successor is duly elected and qualified (Proposal 1);

2.	To ratify the selection of Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2); and

3.	To approve, by a non-binding advisory vote, the compensation of our named executive officers, as disclosed in this Proxy Statement (Proposal 3).

Stockholders may also consider and act upon such other matters as may properly come before the Annual Meeting.

YOUR VOTE IS IMPORTANT. WE URGE YOU TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED WHITE PROXY CARD. FOR ADDITIONAL INSTRUCTIONS, PLEASE REFER TO THE ENCLOSED WHITE PROXY CARD.

If you have any questions, please contact our proxy solicitor, Alliance Advisors, LLC (“Alliance”):

Phone Number: 1-888-490-5110

Email: XWEL@allianceadvisors.com

200 Broadacres Drive, 3rd Floor

Bloomfield, New Jersey 07003

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why Did I Receive These Proxy Materials?

You are receiving this Proxy Statement as a stockholder of the Company as of the Record Date for purposes of determining the stockholders entitled to receive notice of and vote at the Annual Meeting and in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting. As a stockholder of the Company as of the Record Date, you are entitled to vote at the Annual Meeting on the following proposals:

1.	To elect Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg to our Board, each to serve until the 2025 Annual Meeting or until his or her respective successor is duly elected and qualified (Proposal 1);

2.	To ratify the selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2); and

3.	To approve, by a non-binding advisory vote, the compensation of our named executive officers, as disclosed in this Proxy Statement (Proposal 3).

Stockholders may also consider and act upon such other matters as may properly come before the Annual Meeting. We are not aware of any such other matters that may properly come before the Annual Meeting at the present time. If any other matters are properly brought before the Annual Meeting, the persons named in the enclosed WHITE Proxy Card or voting instruction form will vote the shares they represent in accordance with their best judgment and in the manner they believe to be in the best interest of the Company to the extent permitted by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”).

How Does the Board Recommend That I Vote on the Proposals?

The Board unanimously recommends that you vote as follows:

•	“FOR” the election Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg to our Board, each to serve until the 2025 Annual Meeting or until his or her respective successor is duly elected and qualified;

•	“FOR” the ratification of the selection of Marcum as our independent registered public accounting firm for our fiscal year ending December 31, 2024; and

•	“FOR” the approval, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement.

Who Can Vote?

Only stockholders who owned the Common Stock at the close of business on [●], 2024, the Record Date, are entitled to vote at the Annual Meeting. On the Record Date, there were [●] shares of Common Stock issued and outstanding and entitled to vote. The Common Stock is the only class of voting stock.

Is My Vote Important?

Yes, your vote is very important. As you may know, CPC Pain & Wellness SPV, LLC (“CPC SPV”) submitted documents to the Company purporting to provide qualifying and timely notice (the “Purported Nomination Notice”) of an intent to nominate four director candidates (collectively, the “Purported CPC SPV Nominees”) for election to the Board at the Annual Meeting in opposition to four of the five director candidates nominated by the Board.

The Company has informed CPC SPV that the Purported Nomination Notice is invalid due to its failure to comply with the Company’s Third Amended and Restated Bylaws (the “Bylaws”) as a result of material omissions and other material deficiencies. On July 19, 2024, CPC SPV filed a complaint in the Chancery Court of the State of Delaware (the “Chancery Court”) against the Company and the Board seeking, among other things, declaratory relief that the Purported CPC SPV Nominees can stand for election at the Annual Meeting. The litigation is pending and set for trial on September 18-19, 2024. Unless the result of the litigation is that the Purported Nomination Notice is deemed valid, any director nominations made by CPC SPV will be disregarded, and no proxies voted in favor of the Purported CPC SPV Nominees will be recognized or tabulated at the Annual Meeting.

As the Purported Nomination Notice will not be recognized as valid under Delaware law unless otherwise so determined by a court, the WHITE Proxy Card accompanying the Proxy Statement does not include the names of the Purported CPC SPV Nominees on a “universal proxy card.” However, if the result of the litigation is that the Chancery Court finds the Purported Nomination Notice was valid and orders inclusion of the Purported CPC SPV Nominees, then the Company will amend the Proxy Statement and the accompanying WHITE Proxy Card to reflect that development, to comply with the applicable aspects of Schedule 14A and Rule 14a-19 of the Exchange Act, and to include the names of the Purported CPC SPV Nominees on a universal proxy card and will mail the revised Proxy Statement and a WHITE Universal Proxy Card to stockholders. In addition, in this scenario, no proxies or votes received on the Company’s previously circulated proxy card will be recognized or tabulated at the Annual Meeting. These proxies will be disregarded. Accordingly, if you vote on the Company’s WHITE Proxy Card accompanying this Proxy Statement and the Purported Nomination Notice is subsequently deemed valid, your votes will not be recognized or tabulated, and you will have to vote again for your vote to be counted. The Company may also need to delay the Annual Meeting to allow time for stockholders to receive and consider the new proxy materials, including a WHITE Universal Proxy Card. To ensure the Chancery Court has sufficient time to rule on CPC SPV’s claims before stockholders vote on the election of directors at the Annual Meeting, the Company has agreed that, if the Chancery Court has not issued a ruling on CPC SPV’s claims in the action before the Annual Meeting is convened (or re-convened following an adjournment), then the Company will convene the Annual Meeting solely for the purpose of adjourning it, and will adjourn the Annual Meeting to a date not more than 45 days in the future. CPC SPV will not argue that any adjournment or postponement of the Annual Meeting will commence a new time period (or extend any existing time period) for the submission of CPC SPV’s (or any related entity’s) notice of nomination of candidates for election as directors at the Annual Meeting.

Despite the Board’s determination that the Purported Nomination Notice is invalid, you may receive solicitation materials from CPC SPV, including proxy statements and proxy cards. WE URGE YOU TO VOTE ONLY ON THE WHITE PROXY CARD FOR OUR BOARD’S NOMINEES—SCOTT R. MILFORD, BRUCE T. BERNSTEIN, ROBERT WEINSTEIN, MICHAEL LEBOWITZ AND GAËLLE WIZENBERG—AND TO DISREGARD ANY MATERIALS SENT TO YOU BY, OR ON BEHALF OF, CPC SPV. The Company is not responsible for the accuracy of any information provided by, or relating to, CPC SPV that is contained in any proxy solicitation materials, if and when filed or disseminated by, or on behalf of, CPC SPV or any other statements that CPC SPV or its representatives have made or may otherwise make, including statements relating to the Purported CPC SPV Nominees. The Board strongly urges you NOT to sign or return any proxy card sent to you by, or on behalf of, CPC SPV.

YOUR VOTE IS VERY IMPORTANT.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” EACH OF THE BOARD’S
NOMINEES—SCOTT R. MILFORD, BRUCE T. BERNSTEIN, ROBERT WEINSTEIN, MICHAEL
LEBOWITZ AND GAËLLE WIZENBERG—USING THE ENCLOSED WHITE PROXY CARD.

Who Is Soliciting My Vote?

The Board, on behalf of the Company, is soliciting your proxy to vote your shares of our Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend the Annual Meeting virtually. By submitting your proxy and voting instructions via the Internet, by telephone or by completing, signing, dating and promptly returning the enclosed WHITE Proxy Card, you are authorizing the persons named as proxies to vote your shares of Common Stock at the Annual Meeting as you have instructed. Proxies will be solicited on behalf of the Board by the Company’s directors and certain executive officers of the Company. Such persons are listed in Annex A to this Proxy Statement.

Additionally, the Company has retained Alliance, a proxy solicitation firm, which may solicit proxies on the Board’s behalf. You may also be solicited by press releases issued by us, postings on our website or other websites or otherwise. Unless expressly indicated otherwise, information contained on our website is not part of this Proxy Statement. In addition, none of the information on the other websites, if any, listed in this Proxy Statement is part of this Proxy Statement. Such website addresses are intended to be inactive textual references only.

What Should I Do If I Receive a Proxy Card from CPC SPV?

You may receive proxy solicitation materials from CPC SPV. We strongly recommend that you discard any proxy card or solicitation materials that may be sent to you by CPC SPV. If you have already voted using CPC SPV’s proxy card, you have every right to change your vote by (i) voting a later dated WHITE Proxy Card or (ii) attending the Annual Meeting and voting your shares. Only the latest-dated validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions below under “May I Change or Revoke My Proxy?” Please contact our proxy solicitor, Alliance, by calling 1-888-490-5110, or by email at XWEL@allianceadvisors.com if you have questions or require assistance in voting your shares.

Can I Access the Proxy Materials on the Internet?

Yes. The Company’s Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2023, as amended (the “2023 Annual Report”) are available free of charge at http://viewproxy.com/XWELL/2024. You may also obtain these materials at the U.S. Securities and Exchange Commission (the “SEC”) website at www.sec.gov.

How Can Stockholders Attend the Annual Meeting? Am I Entitled to Attend the Annual Meeting in Person? Why Are You Holding a Virtual Annual Meeting?

This Annual Meeting will be held in a virtual meeting format only, and it is open to all of our stockholders. We are excited to embrace the latest technology to provide ease of access, real-time communication and cost savings for our stockholders and our Company. Hosting a virtual meeting provides easy access for our stockholders and facilitates participation because stockholders can participate from any location around the world.

Registering to Attend the Annual Meeting—Stockholders of Record

If, as of the Record Date, your shares are registered in your own name, you may register to attend the Annual Meeting by going to http://viewproxy.com/XWELL/2024 no later than [●] [a.m. / p.m.] Eastern Time on [●], 2024 and registering for the meeting exactly as your registration appears on your WHITE Proxy Card. You must provide a valid email address to register and to vote at the Annual Meeting.

Registering to Attend the Annual Meeting—Beneficial Stockholders

If, as of the Record Date, you are the beneficial owner of shares and you held your shares in “street name” with a broker, bank or other nominee, you will be required to obtain a “legal proxy” from your broker, bank or other nominee, indicating that you were a beneficial owner of shares as of the Record Date and the number of shares that you beneficially owned at that time. You may register to attend the Annual Meeting by going to http://viewproxy.com/XWELL/2024 no later than [●] [a.m. / p.m.] Eastern Time on [●], 2024 and following the instructions on the website. After registering, you may be asked to provide proof of ownership and, if applicable, a legal proxy, before being approved for attendance at the meeting. You must provide a valid email address to register and to vote at the Annual Meeting.

After successfully registering, stockholders will receive a meeting invitation by email with your unique link, along with a password, prior to the meeting date. We recommend that stockholders carefully review in advance the procedures needed to gain admission virtually to the Annual Meeting. If you do not comply with the procedures outlined above, you will not be admitted to the Annual Meeting. If you have any questions or require any assistance with pre-registering, please contact the Company’s proxy solicitor, Alliance, by calling 866-612-8937 or by email at VirtualMeeting@viewproxy.com.

What Happens if There Are Technical Difficulties during the Annual Meeting?

There will be technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting live audio webcast. Please be sure to check in 15 minutes prior to the start of the Annual Meeting, so that any technical difficulties may be addressed before the Annual Meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

How Many Votes Do I Have?

Each share of our Common Stock that you own entitles you to one vote. There is no cumulative voting in the election of directors.

How Do I Vote?

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations, as described below under “How Will My Proxy Be Voted?” Voting by proxy will not affect your right to attend the Annual Meeting virtually.

Stockholder of Record: Shares Registered in Your Name

If, as of the Record Date, your shares are registered directly in your name, you may vote your shares in one of the following ways:

•	Voting Via the Internet: You may vote via the Internet by following the instructions on the WHITE Proxy Card. Go to [●] and have your WHITE Proxy Card available. The Internet voting facilities will close at [●] [a.m. / p.m.] Eastern Time on [●], 2024.

•	By Mail: If you received a WHITE Proxy Card by mail, you can vote by completing, signing, dating and promptly returning the enclosed WHITE Proxy Card in the postage-paid envelope provided. A completed WHITE Proxy Card returned by mail must be received at the address stated on the WHITE Proxy Card before [●], 2024. If you sign the enclosed WHITE Proxy Card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as described below under “How Will My Proxy Be Voted?”

•	By Telephone: You may vote via the Internet by following the instructions on the WHITE Proxy Card. Go to [●] and have your Notice of Internet Availability of Proxy Materials or the WHITE Proxy Card available. The telephone voting facilities will close at [●] [a.m. / p.m.] Eastern Time on [●], 2024.

•	Virtually at the Annual Meeting: You may also vote by attending the virtual Annual Meeting. To attend the virtual Annual Meeting, you must first pre-register as described above under “How Can Stockholders Attend the Annual Meeting?”

If you are a stockholder of record, your virtual control number will be on your Notice of Internet Availability of Proxy Materials or WHITE Proxy Card. Even if you plan to attend the Annual Meeting virtually, we recommend that you also submit your proxy via the Internet, by telephone or by mail so that your vote will be counted if you later decide not to attend the Annual Meeting. Internet and telephone voting facilities for record stockholders will be available 24 hours a day and will close at [●] [a.m. / p.m.] Eastern Time on [●], 2024. Please contact our proxy solicitor, Alliance, by calling 1-888-490-5110 or by email at XWEL@allianceadvisors.com if you require assistance in voting your shares.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee

If, as of the Record Date, you are the beneficial owner of shares and you held your shares in “street name” with a broker, bank or other nominee, only that entity can vote your shares and only upon its receipt of your specific instructions. Accordingly, please contact the person responsible for your account at such entity and instruct that person to vote on your behalf “FOR” the election of Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg, “FOR” Proposal 2 and “FOR” Proposal 3. You should also complete, sign, date and promptly return the voting instruction form that your broker, bank or other nominee sends you (or, if applicable, vote by following the instructions supplied to you by your broker, bank or other nominee, including voting via the Internet or by telephone). Please do this for each account you maintain to ensure that all of your shares are voted.

If you hold your shares beneficially through a broker, bank or other nominee, you must provide a legal proxy from your broker, bank or other nominee during registration to attend the Annual Meeting. You will then be assigned a virtual control number in order to vote your shares during the Annual Meeting. You may only vote during the Annual Meeting by emailing a copy of your legal proxy to [●] in advance of the Annual Meeting.

How Will My Proxy Be Voted?

Shares represented by properly executed WHITE Proxy Cards will be voted in accordance with the directions indicated thereon. If you sign the WHITE Proxy Card but do not make any specific choices, your proxy will vote your shares as follows:

•	Proposal 1: “FOR” the election Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg to our Board, each to serve until the 2025 Annual Meeting or until his or her respective successor is duly elected and qualified;

•	Proposal 2: “FOR” the ratification of the selection of Marcum as our independent registered public accounting firm for our fiscal year ending December 31, 2024; and

•	Proposal 3: “FOR” the approval, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement.

What Is the Difference Between a Stockholder of Record and a “Street Name” Holder?

If, as of the Record Date, your shares are registered directly in your name with our stock transfer agent, Equiniti Trust Company, LLC, you are considered the stockholder of record with respect to those shares.

If, as of the Record Date, your shares are held with a broker, bank or other nominee, then the organization holding your account is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy from your broker, bank or other nominee. If your shares are held in “street name” (that is, held by a broker, bank or other nominee), you will receive voting instructions from your broker, bank or other nominee. Please follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a legal proxy. If you hold your shares in “street name,” please instruct your broker, bank or other nominee how to vote your shares using the voting instruction form provided by your broker, bank or other nominee so that your vote can be counted. The voting instruction form provided by your broker, bank or other nominee may also include information about how to submit your voting instructions over the Internet.

What Is a Broker Non-Vote? What Is Discretionary Voting?

A broker non-vote occurs when the broker holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. Under rules applicable to securities brokerage firms, a broker who holds your shares in “street name” does not have the authority to vote those shares on any “non-routine” proposal, except in accordance with voting instructions received from you. On the other hand, your broker may vote your shares on certain “routine” proposals, if the broker has transmitted proxy-soliciting materials to you, as the beneficial owner of the shares, but has not received voting instructions from you on such proposals. A broker non-vote occurs when a broker does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.

If you do not provide voting instructions to your broker, then your shares will not be voted at the Annual Meeting on any proposal with respect to which your broker does not have discretionary authority except as to “routine” matters. However, to the extent that CPC SPV provides proxy materials to your broker who holds shares for a beneficial owner, none of the matters to be voted on at the Annual Meeting will be considered a discretionary “routine” matter under the rules of the various regional and national exchanges of which your nominee is a member (the “Broker Rules”), which means that a broker that is subject to the Broker Rules will not have authority to vote shares held in street name without instructions from the beneficial owner. Therefore, if you are a beneficial owner, we encourage you to instruct your broker, bank or other nominee how to vote your shares using the voting instruction form provided by your broker, bank or other nominee so that your vote can be counted.

However, if your broker receives proxy materials only from the Company, your broker firm is entitled to vote shares held for a beneficial holder on discretionary matters, such as the ratification of the selection of Marcum as our independent registered public accounting firm, without instructions from the beneficial holder of those shares. On the other hand, your broker is not entitled to vote shares held for a beneficial holder on non-discretionary items such as the election of directors and the vote to approve the compensation paid to our named executive officers.

May I Change or Revoke My Proxy?

If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	Returning a later-dated proxy (i) by completing, signing, dating and promptly returning the enclosed WHITE Proxy Card, (ii) via the Internet by following the instructions on the enclosed WHITE Proxy Card or (iii) by calling the toll-free number found on the enclosed WHITE Proxy Card (the latest dated proxy is the only one that counts);

•	by notifying our Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•	by attending the Annual Meeting virtually and voting at the Annual Meeting (attending the Annual Meeting virtually will not in and of itself revoke a previously submitted proxy).

Your most current vote, whether via the Internet, by telephone or by completing, signing, dating and promptly returning the enclosed WHITE Proxy Card is the one that will be counted.

IF YOU HAVE ALREADY VOTED USING CPC SPV’S PROXY CARD, WE URGE YOU TO REVOKE IT BY VOTING “FOR” THE ELECTION OF EACH NOMINEE RECOMMENDED BY THE BOARD ON THE WHITE PROXY CARD.

What if I Receive More Than One Notice of Annual Meeting of Stockholders or WHITE Proxy Card?

Because CPC SPV may send solicitation materials to stockholders, we may conduct multiple mailings before the Annual Meeting to ensure stockholders have our latest proxy information and materials to vote. We may send you a new WHITE Proxy Card or voting instruction form with each mailing, regardless of whether you have previously voted. Also, many of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instructions forms for each of those accounts. If you receive more than one WHITE Proxy Card, your shares are registered in more than one name or are registered in different accounts. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted. ONLY THE LATEST DATED PROXY YOU SUBMIT WILL BE COUNTED. IF YOU WISH TO VOTE AS RECOMMENDED BY THE BOARD, THEN YOU SHOULD ONLY SUBMIT WHITE PROXY CARDS.

Why Might I Be Receiving Proxy Materials from CPC SPV? What Should I Do If I Receive Proxy Materials from CPC SPV?

CPC SPV submitted the Purported Nomination Notice, which purported to provide the Company qualifying and timely notice of its intent to nominate the Purported CPC SPV Nominees for election to the Board at the Annual Meeting. Despite the Board’s determination that the Purported Nomination Notice is invalid, you may receive solicitation materials from CPC SPV, including proxy statements and proxy cards. The Company is not responsible for the accuracy of any information provided by, or relating to, CPC SPV that is contained in any proxy solicitation materials, if and when filed or disseminated by, or on behalf of, CPC SPV or any other statements that CPC SPV or its representatives have made or may otherwise make, including statements relating to the Purported CPC SPV Nominees.

The Board strongly urges you to NOT sign or return any proxy cards or voting instruction forms that you may receive from, or on behalf of, CPC SPV, not even to vote “WITHHOLD” with respect to the Purported CPC SPV Nominees. Voting “withhold” with respect to the Purported CPC SPV Nominees on CPC SPV’s proxy card is not the same as voting for the Board’s nominees on the WHITE Proxy Card. A vote to “withhold” with respect to the Purported CPC SPV Nominees on CPC SPV’s proxy card will revoke any proxy previously submitted by you. If you vote, or have previously voted, using a proxy card sent to you by, or on behalf of, CPC SPV, you can revoke it by completing, signing, dating and promptly returning the enclosed WHITE Proxy Card in the postage-paid envelope provided.

The Board recommends that you vote “FOR” the election of each of Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg on the WHITE Proxy Card. If you wish to vote pursuant to the Board’s recommendations, you should disregard any proxy card that you receive other than the WHITE Proxy Card.

What Constitutes a Quorum for the Annual Meeting?

The presence, virtually or by proxy, of the holders of one-third (33.33%) of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the Annual Meeting shall be necessary and sufficient to constitute a quorum at the Annual Meeting. Abstentions will be counted for purposes of determining whether a quorum exists at the Annual Meeting. Broker non-votes, if any, will not be counted for purposes of determining whether a quorum exists at the Annual Meeting.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Directors

Directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. That means that the five nominees for director who receive the most votes will be elected.

Stockholders may vote “FOR” each nominee or “WITHHOLD” their vote from each nominee.

Withheld votes and broker non-votes will have no effect on the outcome of the election of directors.

Proposal 2: Ratify Selection of Marcum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 2 shall be the act of the stockholders.

Abstentions will be treated as votes “AGAINST” Proposal 2 and broker non-votes will have no effect on the outcome of Proposal 2.

Proposal 3: Approve, by a non-binding advisory vote, the compensation of our named executive officers

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 3 shall be the act of the stockholders.

Abstentions will be treated as votes “AGAINST” Proposal 3 and broker non-votes will have no effect on the outcome of Proposal 3.

Will This Year’s Annual Meeting Require the Use of a Universal Proxy Card?

Because of the Board’s determination that the Purported Nomination Notice is invalid, a universal proxy card will not be required unless the result of the litigation is that the Purported Nomination Notice is deemed valid. CPC SPV submitted the Purported Nomination Notice, which purported to provide the Company qualifying and timely notice of its intent to nominate the Purported CPC SPV Nominees for election to the Board at the Annual Meeting. The Company has informed CPC SPV that the Purported Nomination Notice is invalid due to its failure to comply with the Bylaws.

As the Purported Nomination Notice will not be recognized as valid under Delaware law unless otherwise so determined by a court, the WHITE Proxy Card accompanying the Proxy Statement does not include the names of the Purported CPC SPV Nominees on a “universal proxy card.” However, if the result of the litigation is that the Chancery Court finds the Purported Nomination Notice was valid and orders inclusion of the Purported CPC SPV Nominees, then the Company will amend the Proxy Statement and the accompanying WHITE Proxy Card to reflect that development, to comply with the applicable aspects of Schedule 14A and Rule 14a-19 of the Exchange Act, and to include the names of the Purported CPC SPV Nominees on a universal proxy card and will mail the revised Proxy Statement and a WHITE Universal Proxy Card to stockholders. In addition, in this scenario, no proxies or votes received on the Company’s previously circulated proxy card will be recognized or tabulated at the Annual Meeting. These proxies will be disregarded. Accordingly, if you vote on the Company’s WHITE Proxy Card accompanying this Proxy Statement and the Purported Nomination Notice is subsequently deemed valid, your votes will not be recognized or tabulated, and you will have to vote again for your vote to be counted. The Company may also need to delay the Annual Meeting to allow time for stockholders to receive and consider the new proxy materials.

Do I Have Any Dissenters’ Or Appraisal Rights With Respect to Any of the Matters to be Voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

Where Can I Find the Voting Results of the Annual Meeting?

The final voting results will be reported on Form 8-K, which will be filed with the SEC within four business days after the Annual Meeting. If our final voting results are not available within four business days after the Annual Meeting, we will file a Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Form 8-K within four business days after the final voting results are known to us.

What Are the Costs of Soliciting these Proxies?

The costs and expenses of the Board’s solicitation of proxies, including the preparation, printing and mailing of the Proxy Statement, the WHITE Proxy Card, the Notice of the Annual Meeting of Stockholders and any additional information furnished to stockholders by the Company, will be borne by the Company. Solicitation of proxies may be in person, by telephone, electronic mail or personal solicitation by the Company’s directors, officers or staff members. Other than the persons described in the Proxy Statement, no general class of employee of the Company will be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, the Company’s employees, officers and directors may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. None of these individuals will receive any additional or special compensation for doing this, but they may be reimbursed for reasonable out-of-pocket expenses.

The Company currently estimates that it will spend a total of approximately $[●] for, in furtherance of, or in connection with the solicitation of proxies, including fees for attorneys, accountants, public relations or financial advisers, solicitors, advertising, printing, transportation, litigation and other costs incidental to the solicitation. As of the date hereof, the Company estimates that its total expenditures to date for, in furtherance of, or in connection with the solicitation of proxies is approximately $[●].

In connection with the engagement of Alliance by the Company as a proxy solicitor, the Company anticipates that certain employees of Alliance may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of the Company for the purpose of assisting in the solicitation of proxies for the Annual Meeting. Approximately [●] employees of Alliance will solicit holders of the Common Stock in connection with the Annual Meeting. The Company expects to pay Alliance up to $[●] for its services in connection with the solicitation of proxies for the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement. If you have any questions, or need additional materials, please feel free to contact our proxy solicitor, Alliance, by calling toll free at 1-888-490-5110 or by email at XWEL@allianceadvisors.com.

PROPOSAL 1:

ELECTION OF DIRECTORS

Proposal 1 relates to the election of directors. Our Board currently consists of five members. Prior to each annual meeting of stockholders, the Board considers the recommendations of the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) and votes to nominate individuals for election or re-election for a term of one year or until their successors are duly elected and qualified or until their earlier death, resignation, or removal. In accordance with the recommendation of the Nominating and Corporate Governance Committee, the Board nominated Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg for election as directors at the Annual Meeting, each to serve until the 2025 Annual Meeting or until his or her respective successor is duly elected and qualified.

Each of Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg has consented to being named in a proxy statement relating to the Annual Meeting and to serve as a director if elected. Each of the nominees listed has expressed his or her willingness to serve. If any of the nominees become unable to accept nomination or election, the persons named in the proxy may vote for a substitute nominee selected by our Board. We have no present reason to believe that any nominee will be unable or unwilling to serve as a director.

Additional information regarding each of Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg is set forth below under “Management and Corporate Governance.”

Vote Required and Board’s Recommendation

Directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. That means that the five nominees for director who receive the most votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election of directors.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF SCOTT R. MILFORD, BRUCE T. BERNSTEIN, ROBERT WEINSTEIN, MICHAEL LEBOWITZ AND Gaëlle Wizenberg AS DIRECTORS.

PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board (the “Audit Committee”) recommends stockholders ratify Marcum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Representatives of Marcum are expected to be available at the Annual Meeting. Such representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

On May 4, 2020, we approved the engagement of Friedman LLP (“Friedman”) as our independent registered public accounting firm for the fiscal year ended December 31, 2020. This selection was ratified by our stockholders at the 2020, 2021, 2022 and 2023 annual meetings of stockholders held on October 28, 2020, September 30, 2021, October 4, 2022 and August 22, 2023, respectively. In deciding to select Friedman, the Audit Committee carefully considered the qualifications of Friedman, including their reputation for integrity, quality, and competence in the fields of accounting and auditing. Effective September 1, 2022, Friedman combined with Marcum, and Marcum became our auditors as of October 4, 2022, following the approval of their engagement by our Audit Committee. Further, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Marcum LLP. The Audit Committee concluded that independence of Marcum was not impaired for the fiscal years ended December 31, 2023, and 2022.

For the fiscal years ended December 31, 2023, and 2022, we incurred the following fees for the services of Marcum:

	2023	2022
Marcum LLP:
Audit fees(1)	$567,070	$410,025
Audit-related fees(2)	120,915	80,242
Tax fees(3)	-	-
All other fees(4)	-	-
Total	$687,985	$490,267

(1)	Audit fees includes fees associated with the annual audits of our financial statements, quarterly reviews of our financial statements, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.
(2)	Audit-related fees includes fees for benefit plan audits and lease compliance audits.
(3)	Tax fees consist of fees for tax services, including tax compliance, tax advice and tax planning.
(4)	The fees in this category pertain to fees billed for products and services provided by Marcum LLP, other than the services reported in the categories above.

Pre-Approval of Audit and Non-Audit Services

Consistent with SEC policies and guidelines regarding audit independence, our Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our independent registered public accounting firm. Our Audit Committee pre-approves these services by category and service. Our Audit Committee pre-approved all of the services provided by our independent registered public accounting firms for the years ended December 31, 2023 and 2022.

Vote Required and Board’s Recommendation

The Audit Committee has appointed Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2024. The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 2 is required to ratify the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Abstentions will be treated as votes “AGAINST” Proposal 2, and broker non-votes will have no effect on the outcome of Proposal 2.

We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Marcum as our independent registered public accounting firm for the year ended December 31, 2024, our Audit Committee will reconsider its selection.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3:

ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

We are seeking your advisory vote as required by Section 14A of the Exchange Act, on the approval of the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC in the compensation tables and the related material disclosed in this Proxy Statement. Because your vote is advisory, it will not be binding on the Compensation Committee of the Board (the “Compensation Committee”) or our Board. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers annually and the next such advisory vote will occur at the 2025 Annual Meeting.

Our compensation philosophy is designed to provide the compensation and incentives needed to motivate and reward fairly those individuals who perform over time at or above the levels that we expect and to attract, as needed, and retain individuals with the skills necessary to achieve our objectives and who are crucial to our long-term success. Our compensation program is also designed to reinforce a sense of ownership and to link compensation to our performance as well as the performance of each of our named executive officers.

We rely on qualified, highly skilled and talented employees who have experience in the retail and health and wellness industries to execute our business plan and strategy. Thus, our compensation program is structured in a manner similar to companies in these industries in order to attract and retain talented employees who may have other opportunities in these industry areas.

Our compensation program consists of these general elements:

•	a fixed portion of compensation, in the form of a base salary, to retain and provide a base level of compensation to our named executive officers; and

•	a long-term performance element in the form of equity, to incentivize our named executive officers to achieve superior corporate performance.

In determining the total amount and mixture of the compensation for each of our named executive officers, the Compensation Committee subjectively considers the overall value to the Company of each named executive officer in light of numerous factors, including, but not limited to, the following:

•	our competitive position;

•	our financial performance and the contribution of each individual to our financial performance;

•	individual performance, including past and expected contribution to our corporate goals and execution of our business plan and strategy; and

•	our long-term needs and operational goals, including attracting and retaining key management personnel.

In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers of XWELL, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the compensation tables and the related material disclosed in the proxy statement for the meeting, is hereby APPROVED.”

Vote Required and Board’s Recommendation

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 3 is required to approve, on a non-binding advisory basis, the compensation of our named executive officers, as described in this Proxy Statement. Abstentions will be treated as votes “AGAINST” Proposal 3, and broker non-votes will have no effect on the outcome of Proposal 3.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

MANAGEMENT AND CORPORATE GOVERNANCE

Set forth below are the names of our directors and executive officers, their ages (as of the filing date of this Proxy Statement), their position(s) with the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board’s conclusion that each person listed below should serve as a director is set forth below.

Name	Age	Position(s) with the Company
Bruce T. Bernstein*(1)(2)(3)(4)	60	Chairman of the Board
Robert Weinstein*(1)(2)(3)(4)	64	Director
Michael Lebowitz* (3)(4)	52	Director
Gaëlle Wizenberg*(1)(2)(5)	49	Director
Scott R. Milford	60	President, Chief Executive Officer and Director
Suzanne A. Scrabis	54	Chief Financial Officer
Ezra T. Ernst	55	Executive Vice President of XWELL, Chief Executive Officer of XpresTest, Inc. and President and Chief Executive Officer of HyperPointe

* Independent director under the rules of the Nasdaq Stock Market

(1)	Current member of Compensation Committee
(2)	Current member of Audit Committee
(3)	Current member of Nominating and Corporate Governance Committee
(4)	Current member of Strategic Affairs Committee
(5)	On December 15, 2023, the Board appointed Gaëlle Wizenberg to be a member of the Board, effective as of January 1, 2024

Stockholder Feedback

The Board considers and values the feedback of its stockholders. Over the last year, stockholders provided feedback regarding Board composition, including overall Board diversity across a range of skills and experience. This feedback was also reflected in the support levels for several directors on the Nominating and Corporate Governance Committee. In response, the Board appointed Gaëlle Wizenberg to the Board to bring her breadth of expertise to the oversight of the Company. In conjunction with this addition, the Board sought to balance director refreshment with stability and the retention of institutional knowledge, given the implementation of several strategic initiatives currently underway.

Directors

Our Board currently consists of five members:

Bruce T. Bernstein joined our Board in February 2016 and has served as the Chairman of our Board since February 2018. Mr. Bernstein has over thirty years of experience in the securities industry, primarily as senior portfolio manager for two alternative finance funds, as well as in trading and structuring of arbitrage strategies. Since 2006, Mr. Bernstein has served as President of Rockmore Capital, LLC, the manager of a direct investment and lending fund with peak assets under management of $140 million. Previously, he served as Co-President of Omicron Capital, LP (“Omicron Capital”), an investment firm based in New York, from August 2001 to March 2006. Omicron Capital focused on direct investing and lending to public small cap companies and had peak assets under management of $260 million. Prior to joining Omicron Capital, Mr. Bernstein served as Senior Vice President in the bank’s Global Securities Arbitrage business unit of Fortis Investments, Inc., specializing in equity structured products and equity arbitrage and then President in charge of the bank’s proprietary investment business in the United States. Prior to Fortis Investments, Mr. Bernstein was Director in the Equity Derivatives Group at Nomura Securities International specializing in cross-border tax arbitrage, domestic equity arbitrage and structured equity swaps. Mr. Bernstein started his career at Kidder Peabody, where he rose to the level of Assistant Treasurer. Since April 2023, Mr. Bernstein has served on the Board of Directors of Wrap Technologies, Inc., a provider of advanced public safety solutions. Since December 2020, Mr. Bernstein has served on the Board of Directors of Petros Pharmaceuticals, Inc., a pharmaceutical company, which is the surviving company from the merger of Metuchen Pharmaceuticals LLC and Neurotrope, Inc. Mr. Bernstein has also served as a member of the Board of Directors of Synaptogenix, Inc. (formerly Neurotrope Bioscience, Inc.), a publicly traded biotechnology company, since November 2016. From February 2016 to November 2023, Mr. Bernstein served as a member of the board of Summit Digital Health, a laser-based blood glucose monitor distributor, based in New Jersey. Mr. Bernstein holds a B.B.A. from City University of New York (Baruch).

We believe Mr. Bernstein’s extensive experience in the securities industry qualifies him to serve as the Chairman of our Board.

Robert Weinstein joined our Board in February 2020. Mr. Weinstein has extensive accounting and finance experience, spanning more than thirty years, as a public accountant, investment banker, healthcare private equity fund principal and chief financial officer. Since October 2013, Mr. Weinstein has been the Chief Financial Officer of Synaptogenix, Inc. (formerly Neurotrope Bioscience, Inc.), a publicly traded biotechnology company. Since October 2011, Mr. Weinstein has served as the Executive Vice President, Treasurer and Secretary of Synaptogenix, Inc. Since December 2020, Mr. Weinstein has performed work as a consultant for Petros Pharmaceuticals, Inc. From September 2011 to September 2013, Mr. Weinstein was an independent consultant for several healthcare companies in the pharmaceutical and biotechnology industries. Since May 2023, Mr. Weinstein has served on the Board of Directors of Oblong, Inc., a company providing multi-stream collaboration technologies and managed services for video collaboration and network applications. Since November 2022, Mr. Weinstein has served on the Board of Directors of PharmaCyte Biotech, Inc., a biotechnology company focusing on developing and commercializing cellular therapies for cancer, diabetes, and malignant ascites. Mr. Weinstein received his MBA degree in finance and international business from the University of Chicago Graduate School of Business, is a Certified Public Accountant (inactive), and received his B.S. in accounting from the State University of New York at Albany.

We believe Mr. Weinstein’s extensive financial expertise and healthcare experience qualifies him to serve on our Board and as a member and the Chairperson of the Audit Committee.

Michael Lebowitz joined our Board in April 2020. An expert in customer experience strategy and innovation, Mr. Lebowitz has a twenty-five-year track record in defining creative strategy and vision for some of the world’s most recognizable brands. Mr. Lebowitz founded Big Spaceship, a globally recognized creative consultancy, in March 2000 and served as its Chief Executive Officer until August 2022 when he became Executive Chair. In February 2024, Big Spaceship rebranded as SPCSHP. Mr. Lebowitz received his bachelor’s degree in Film from Vassar College.

We believe Mr. Lebowitz’s extensive experience in the area of creative brand strategy qualifies him to serve on our Board.

Gaëlle Wizenberg joined our Board in January 2024. An expert in branding, manufacturing, global distribution of consumer goods and serial entrepreneur, Ms. Wizenberg founded Objects of Magic LLC, a wellness brand offering a full line of products, team building and wellness retreats, in August 2022, and she has served as Chief Executive Officer since the founding of the company. Prior to this, she founded Charlie Banana Consulting, LLC, a consulting firm, in July 2019 and served as Director and Chief Executive Officer from July 2019 to March 2024. Additionally, she founded Charlie Banana USA, LLC, a USA based ecommerce of global brand baby products in 2013 and served as Chief Executive Officer until 2020 when it was acquired by Proctor & Gamble. After Proctor & Gamble, a multinational consumer goods corporation, acquired all her companies, Ms. Wizenberg began consulting for Procter & Gamble from January 2020 to June 2023. Before that, Ms. Wizenberg founded Winc Design Limited, a Hong Kong company, makers of eco friendly products and a global cloth diaper manufacturer, in 2007 and served as CEO until 2020.

We believe Ms. Wizenberg’s global entrepreneurial experience in brand building, consumer goods and wellness as well as her critical and creative thinking qualifies her to serve on our Board. Further, the depth of Ms. Wizenberg’s operating background as well as her extensive experience launching successful consumer and wellness brands qualify her to serve on our Board.

Scott R. Milford joined the Company in July 2019 and has served as our President and Chief Executive Officer and as a member of our Board since January 19, 2022. Prior to January 2022, Mr. Milford served as our Chief Operating Officer since December 2020. Prior to that, he served as our first Chief People Officer since July 2019. Mr. Milford has over 30 years of experience at high profile and diverse organizations. Prior to joining XWELL, he served as VP, People Operations at SoulCycle Inc., a fitness company, from February 2019 to July 2019, where he led the creation and deployment of that company’s talent acquisition strategy, the development of an annual performance cycle, and created and deployed the “people strategy” that supported the opening of the brand’s first European studio in London. This included the development of talent acquisition and talent management plans, compensation design and all policies and procedures governing studio operations. Prior to that, he served as Chief People Officer for Bayada Home Health Care, a $1 billion Home Health Care Company, during 2018, where he played a significant role in building the organizational infrastructure necessary to scale the business from 400 service offices to 1,000 offices. Previously, he was Senior Vice President – Human Resources for Le Pain Quotidien from 2016 to 2018, where he was responsible for driving operational excellence through strategic HR planning, building organizational and employee capabilities, facilitating change, and building effective working relationships with employees and guests on a global scale. His other relevant experience includes senior leadership positions at Town Sports International, Starbucks Coffee Company, Universal Music Group, Viacom and Blockbuster Entertainment.

We believe Mr. Milford’s extensive experience in the retail industry and his knowledge of the Company’s business due to his status as an executive officer of the Company qualifies him to serve on our Board.

Executive Officers

Our executive officers are appointed by, and serve at the discretion of, our Board.

Suzanne A. Scrabis has served as Chief Financial Officer of the Company since July 2023. From January 2020 to July 2023, Ms. Scrabis served as the Program Manager, Technology Platforms for Rockwell Automation, Inc., an industrial automation and digital transformation company (“Rockwell Automation”), after serving as Chief Financial Officer for MAVERICK Technologies Holdings, LLC, a privately held independent systems integrator based in Columbia, Illinois (“MAVERICK”), from 2006 to December 2019. As Chief Financial Officer, she helped lead the acquisition of MAVERICK by Rockwell Automation in 2016. Before that, she served as the Director of Operations at MAVERICK from 2003 to 2006. Ms. Scrabis also served from 2001 to 2003 as the Director of Logistics for Aurora Foods, a packaged foods manufacturing company, that was subsequently acquired by Pinnacle Foods in 2004. Prior to that she served at Ernst & Young as a senior asset manager for the Pacific and New York Metro regions from 1996 to 2001. Ms. Scrabis holds a Bachelor of Science in Operations Management and Marketing from California State University Long Beach.

Ezra T. Ernst has served as Executive Vice President of the Company and Chief Executive Officer of our subsidiary XpresTest, Inc. since our January 2022 acquisition of GCG Connect LLC d/b/a HyperPointe. He also has served as President and Chief Executive Officer of HyperPointe since March 2020. Prior to HyperPointe, he previously served as Chief Executive Officer of Physicians Weekly, LLC, a provider of medical news and education for healthcare professionals, from August 2015 to March 2020, Chief Commercial Officer of Treato, a health-related data analytics company, from September 2013 to August 2015 and General Manager at WebMD Health Corp., an online publisher of health and medical news and information, from December 2008 to January 2013.

Director Independence and Committee Qualifications

Our Board has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based upon this review, we believe that Messrs. Bernstein, Weinstein, and Lebowitz and Ms. Wizenberg qualify as independent directors in accordance with the standards set by Nasdaq, as well as Rule 10A-3 promulgated under the Exchange Act. Accordingly, our Board is comprised of a majority of independent directors as required by Nasdaq rules.

Our Board has also determined that each member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee meets the independence requirements applicable to each such committee member prescribed by Nasdaq and the SEC.

Our Board has further determined that Messrs. Bernstein and Weinstein are “audit committee financial experts” as defined pursuant to the rules of the SEC.

Committees of the Board and Meetings

Meeting Attendance. During the fiscal year ended December 31, 2023, there were three meetings of our Board, as well as thirteen unanimous written consents of the Board. The various committees of the Board met a total of eleven times, collectively, as further described below. Each director attended more than 75% of the aggregate of the total number of meetings of the Board and each director serving on a committee attended more than 75% of the total number of meetings held by an applicable committee(s) of the Board on which such director served during the year ended December 31, 2023. The Board has adopted a policy under which each member of the Board is strongly encouraged, but not required, to attend each annual meeting of our stockholders. All five of our 2023 directors attended our 2023 annual meeting of stockholders.

Audit Committee. Our Audit Committee met four times during the year ended December 31, 2023. The Audit Committee currently has three members: Robert Weinstein (Chairman), Bruce T. Bernstein and Gaëlle Wizenberg. Effective as of January 1, 2024, Donald E. Stout ceased to be a member of the Board and all committees thereto, including the Audit Committee. As of January 30, 2024, Gaëlle Wizenberg was appointed a member of the Audit Committee.

Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews our annual and quarterly financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits.

The Board determined that all members of the Audit Committee qualify as independent under the listing standards promulgated by the SEC and Nasdaq, as such standards apply specifically to members of audit committees. The Board has determined that both Messrs. Weinstein and Bernstein are “audit committee financial experts,” as defined by the SEC in Item 407 of Regulation S-K. A copy of the Audit Committee’s written charter is publicly available through the “Investors - Corporate Governance” section of our website at www.xwell.com/corporate-governance.

Material Weakness Remediation. As reported in our 2023 Annual Report, the Company had previously identified certain material weaknesses in our internal controls over financial reporting. Management is committed to the remediation of the material weaknesses, as well as the continued improvement of the Company’s internal control over financial reporting. Management has implemented, and continues to implement, the following actions and will continue to assess additional opportunities for remediation on an ongoing basis:

1.	The Company has turned on the multi-currency features related to its cloud-based accounting systems.
2.	The Company has engaged outside service providers to assist with the valuation, accounting and recording of key reporting areas such as leases, revenue recognition and stock compensation expense.
3.	The Company has contracted an independent consulting firm to assist with the preparation of the Financial Statements and U.S. GAAP accounting research.
4.	The Company has engaged outside service providers to review the applicable complementary user entity controls described in the service organizations’ reports for their potential impact on the Company’s financial reporting.

Compensation Committee. Our Compensation Committee met one time during the year ended December 31, 2023. The Compensation Committee currently has three members: Bruce T. Bernstein (Chairman), Robert Weinstein and Gaëlle Wizenberg. Effective as of January 1, 2024, Donald E. Stout ceased to be a member of the Board and all committees thereof, including the Compensation Committee. As of January 30, 2024, Gaëlle Wizenberg was appointed a member of the Compensation Committee.

Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and include:

•	reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board are carried out and that such policies, practices and procedures contribute to our success;
•	administering our 2012 Employee, Director and Consultant Equity Incentive Plan (the “2012 Plan”) and our 2020 Equity Incentive Plan (the “2020 Plan”);
•	the determination of the compensation of our Chief Executive Officer, and conducts its decision-making process with respect to that issue without the Chief Executive Officer present;
•	the determination of the compensation of the executive officers of the Company other than the Chief Executive Officer, based upon the recommendation of the Chief Executive Officer and such other customary factors that the Compensation Committee deems necessary or appropriate; and
•	the establishment and review of general compensation policies with the objective of attracting and retaining superior talent, rewarding individual performance and achieving our financial goals.

The Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities. During fiscal year 2023, the Compensation Committee did engage a third-party compensation consultant, StreeterWyatt Analytics, to review the Board’s compensation structure as well as benchmark it against the Company’s peer group.

The Board determined all members of the Compensation Committee qualify as independent under the Nasdaq listing standards. A copy of the Compensation Committee’s written charter is publicly available through the “Investors - Corporate Governance” section of our website at www.xwell.com/corporate-governance.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met one time during the year ended December 31, 2023. The Nominating and Corporate Governance Committee currently has three members: Robert Weinstein (Chairman), Bruce T. Bernstein and Michael Lebowitz. Effective as of January 1, 2024, Donald E. Stout ceased to be a member of the Board and all committees thereof, including the Nominating and Corporate Governance Committee. As of January 30, 2024, Michael Lebowitz was appointed a member of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee’s role and responsibilities are set forth in the Nominating and Corporate Governance Committee’s written charter and include, among other things, the authority to:

•	identify and nominate members of the Board;
•	oversee the evaluation of the Board and management;
•	develop and recommend corporate governance guidelines to the Board;
•	evaluate the performance of the members of the Board; and
•	make recommendations to the Board as to the structure, composition and functioning of the Board and its committees.

Our Nominating and Corporate Governance Committee and Board may therefore consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity, which is not only limited to race, gender or national origin. Our Nominating and Corporate Governance Committee’s and Board’s priority in selecting Board members is identification of persons who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members and professional and personal experiences and expertise relevant to our growth strategy.

In addition, under our current corporate governance policies, the Nominating and Corporate Governance Committee may consider candidates recommended by stockholders, as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Corporate Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. Stockholders may recommend director candidates to the Nominating and Corporate Governance Committee by delivering a written recommendation to: XWELL, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001, Attention: Corporate Secretary. The Corporate Secretary will forward such recommendations to the Nominating and Corporate Governance Committee. Stockholders may also nominate persons directly for election as directors in accordance with the procedures set forth in Section 1.2 of our Bylaws. A notice of any such nomination must contain all required information and must be delivered to, or mailed and received by, the Corporate Secretary not less than 60 days or more than 90 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, such notice must be received not later than the close of business on the later of (i) the 60th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.

The Board determined that all members of the Nominating and Corporate Governance Committee qualify as independent under the Nasdaq listing standards. A copy of the Nominating and Governance Committee’s written charter is publicly available through the “Investors - Corporate Governance” section of our website at www.xwell.com/corporate-governance.

The Strategic Affairs Committee. The Strategic Affairs Committee of the Board (the “Strategic Affairs Committee”) met four times during the year ended December 31, 2023. This Strategic Affairs Committee was formed in September 2021 to assist the Board in reviewing, analyzing, considering and assessing, potential acquisitions, joint ventures, strategic investments, divestitures and other strategic transactions. The Strategic Affairs Committee currently has three members: Bruce T. Bernstein (Chairman), Robert Weinstein and Michael Lebowitz.

The Strategic Affairs Committee’s responsibilities include, among others:

•	assisting management with the identification of potential acquisition, joint venture, strategic investment, divestiture and other strategic transaction opportunities and review transaction candidates with management, when and as appropriate;
•	evaluating strategic transactions received by the Company or proposed by management; and
•	overseeing and coordinating the process of reviewing, analyzing and responding to proposals received by the Company or proposed by management with respect to such potential acquisition, joint venture, strategic investment, divestiture and other strategic transaction opportunities.

Board Leadership Structure and Role in Risk Oversight

Effective as of February 5, 2018, the Board appointed Bruce T. Bernstein as the non-executive Chairman of the Board.

The leadership structure of the Board currently consists of a Chairman of the Board who oversees the Board meetings. We separate the roles of Chairman of the Board and Chief Executive Officer in recognition of the differences between the two roles. Our Board believes this division of responsibility is an effective approach for addressing the risks we face. All of our Board committees are comprised of only independent directors. All Board committees are chaired by independent directors who report to the full Board whenever necessary. We believe this leadership structure helps facilitate efficient decision-making and communication among our directors and fosters efficient Board functioning at meetings.

Our management is primarily responsible for managing the risks we face in the ordinary course of operating our business. The Board oversees potential risks and our risk management activities by receiving operational and strategic presentations from management which include discussions of key risks to our business. The Board also periodically discusses with management important compliance and quality issues. In addition, the Board has delegated risk oversight to each of its key committees within their areas of responsibility. For example, the Audit Committee assists the Board in fulfilling its oversight of the quality and integrity of our financial statements and our compliance with legal and regulatory requirements relating to our financial statements and related disclosures. The Compensation Committee assists the Board in its risk oversight function by overseeing strategies with respect to our incentive compensation programs and key employee retention issues. We believe our Board leadership structure facilitates the division of risk management oversight responsibilities among the Board committees and enhances the Board’s efficiency in fulfilling its oversight function with respect to different areas of our business risks and our risk mitigation practices.

Involvement in Certain Legal Proceedings

To our knowledge, except as otherwise disclosed in this Proxy Statement, there is no event that occurred during the past ten years with respect to any of our directors or executive officers that is required to be disclosed under Item 401(f) of Regulation S-K.

Arrangements Between Directors and Executive Officers

To our knowledge, there is no arrangement or understanding between any of our directors and any other person pursuant to which he or she was or is to be selected as a director or nominee. To our knowledge, there is no arrangement or understanding between any of our executive officers and any other person pursuant to which the officer was or is to be selected to serve as an officer.

Family Relationships

There are no family relationships among our directors and executive officers or any person nominated or chosen by the Company to become a director or executive officer.

Board Diversity Matrix

The Nasdaq diversity matrix is set forth below as required under the listing requirements of Nasdaq.

Board Diversity Matrix (As of [●], 2024)
Total Number of Directors - 5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4

Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than ten percent of our Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock. To our knowledge, based solely on our records and a review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2023, we believe that all reports applicable to our officers, directors and greater than ten percent stockholders which were required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis.

Code of Conduct and Ethics

We have adopted a Code of Conduct and Ethics that applies to all of our employees, including our principal executive officer and principal financial and accounting officer. The text of the Code of Conduct and Ethics is posted on the “Investors - Corporate Governance” section of our website at www.xwell.com/corporate-governance, and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 254 West 31st Street 11th Floor, New York, New York 10001. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by Nasdaq rules.

Insider Trading Policy and Hedging Prohibition

We have adopted an insider trading policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers and employees. The insider trading policy is designed to promote compliance with respect to insider trading laws, rules and regulations. The insider trading policy governs the ability of our directors, officers and employees to engage in short-term or speculative transactions by prohibiting trading in the Company’s securities on a short term basis, engaging in short sales, use of the Company’s securities to secure a margin or other loan, transactions in straddles, collars and in publicly-traded options relating to the Company’s securities.

COMPENSATION

Summary Compensation Table

The following table summarizes the total compensation awarded or paid by us during the years ended December 31, 2023 and 2022 to (i) our principal executive officer, (ii) the two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at December 31, 2023, and (iii) up to two additional individuals for whom disclosure would have been provided under clause (ii) but for the fact that the person was not serving as an executive officer at the end of the year ended December 31, 2023 (collectively, the “named executive officers” or the “NEOs”).

			Non-Equity
			Incentive Plan	Option	Restricted Stock	All Other
		Salary	Compensation	Awards	Unit Awards	Compensation	Total
Name and principal position	Year	($)	($)	($)	($)	($)	($)
Scott R. Milford(2)	2023	425,000	52,379	39,150	-	-	516,529
President and Chief Executive Officer	2022	413,462	181,704	36,290	615,500	-	1,246,956

Suzanne A. Scrabis(3)	2023	135,367	784	6,525	22,800	-	165,476
Chief Financial Officer

Omar A. Haynes(4)	2023	317,893	26,244	8,700	25,450	-	378,286
Former Interim Chief Financial Officer	2022	251,250	101,856	36,290	65,000	-	454,397

Ezra T. Ernst(5)	2023	375,000	27,379	8,700	-	-	411,079
Executive Vice President of XWELL, Chief Executive Officer of XpresTest and President and Chief Executive Officer of HyperPointe	2022	318,425	-	362,900	-	-	681,325

(1)	Amounts represent the aggregate grant date fair value in accordance with FASB ASC Topic 718. For the assumptions made in the valuation of our equity awards see Notes 2 and 15 to our consolidated financial statements included in the Original Filing.
(2)	Mr. Milford is currently our President and Chief Executive Officer, effective as of January 19, 2022. Prior to that, he served as our Chief Operating Officer since December 14, 2020. Compensation for the year ended December 31, 2023 includes equity awards of stock options. Compensation for the year ended December 31, 2022 includes equity awards of stock options and restricted stock.
(3)	Ms. Scrabis is our current Chief Financial Officer, effective as of July 10, 2023. Compensation for the year ended December 31, 2023 includes equity awards of stock options and restricted stock.
(4)	Mr. Haynes was our former Interim Chief Financial Officer, effective as of June 13, 2022. On July 10, 2023, upon the appointment of Suzanne A. Scrabis to the role of Chief Financial Officer, Mr. Haynes resumed his former role as Vice President of Treasury & Finance, effective as of the same date. Compensation for the year ended December 31, 2023 includes equity awards of stock options and restricted stock. Compensation for the year ended December 31, 2022 includes equity awards of stock options and restricted stock.
(5)	Mr. Ernst has served as the Executive Vice President and the Chief Executive Officer of XpresTest Inc. since January 9, 2022. Compensation for the year ended December 31, 2023 includes equity awards of stock options. Compensation for the year ended December 31, 2022 includes equity awards of stock options.

Narrative Disclosure to Summary Compensation Table

Scott R. Milford

On July 8, 2019, we entered into an employment agreement with Mr. Milford, pursuant to which he agreed to serve as our Chief People Officer for an annual base salary of $280,000 and $300,000, for the year ended July 31, 2020 and the year ending on July 31, 2021, respectively. After July 31, 2021, Mr. Milford continued to be employed by the Company as an ‘at will’ employee, subject to annual review by the Compensation Committee. Mr. Milford was also entitled to a one-time 10% minimum guaranteed bonus for 2019 to be calculated off his base salary as of his July 8, 2019 commencement date as well as to participate in any annual bonus or other incentive compensation program that the Company may adopt from time to time for its executive officers. Mr. Milford was promoted to Chief Operating Officer in December 2020; no changes to his compensation were made at that time in connection with the promotion.

On March 28, 2022, the Company and Mr. Milford entered into an executive employment agreement (the “Milford Employment Agreement”), effective as of January 19, 2022, the date of Mr. Milford’s assumption of the role of Chief Executive Officer. The Milford Employment Agreement had a term of two years from its effective date of January 19, 2022, and terminated on January 19, 2024. The Milford Employment Agreement entitled Mr. Milford to receive an annual base salary of $425,000. Mr. Milford continues to be employed by the Company as an “at will” employee. He is also eligible to participate in any annual bonus and other incentive compensation program that the Company may adopt from time to time for its executive officers. Prior to January 19, 2024, Mr. Milford was eligible to earn an annual bonus, the target amount of which is up to one hundred percent (100%) of his base salary, based upon the achievement of performance goals and metrics established by the Board at its sole discretion. Any applicable bonus was determined as soon as reasonably practicable after our annual financial statements were finalized and was split 50/50 between cash and a grant of restricted stock units (“RSUs”) with respect to our Common Stock.

Prior to January 19, 2024, in the event the Milford Employment Agreement was terminated for good reason by Mr. Milford, or by the Company without cause and Mr. Milford provided the Company with a release of claims, Mr. Milford was entitled to receive a cash severance payment in the amount of one hundred percent (100%) of his then current base salary and one year of COBRA continuation coverage. In addition, the agreement contained non-solicitation and non-competition provisions that applied during the term of Mr. Milford’s employment and for six months thereafter. As of January 19, 2024, the Milford Employment Agreement is no longer in effect.

Suzanne A. Scrabis

For her service as Chief Financial Officer, pursuant to an offer letter, dated as of June 26, 2023, by and between us and Ms. Scrabis (the “Scrabis Offer Letter”), Ms. Scrabis receives an annual base salary of $300,000, subject to review by the Compensation Committee. Ms. Scrabis is eligible to receive an annual cash bonus with a target of 50% of her base salary, which was not pro-rated for 2023 and half of which amount is guaranteed. For the year ended December 31, 2023, Ms. Scrabis received a cash bonus of $75,000. Ms. Scrabis is additionally eligible to participate in Company’s long-term incentive plan with the potential to receive stock options valued at up to 1.75 times her annual base salary (pro-rated for 2023). Ms. Scrabis received (i) non-qualified stock options to purchase 3,750 shares of Common Stock with an exercise price of $4.60, and (ii) 5,000 RSUs, with each grant made as of July 10, 2023 and vesting in four quarterly installments on the first, second, third and fourth quarters after the grant date.

In the event Ms. Scrabis terminates her employment for good reason, or by the Company without cause (each as defined in the Scrabis Offer Letter) and Ms. Scrabis provides the Company with a release of claims, Ms. Scrabis will be entitled to receive a payment equal to 50% of her then-current base salary, payable in installments over a period of six months.

Omar A. Haynes

For his service as Interim Chief Financial Officer, which terminated on July 10, 2023, upon the appointment of Suzanne A. Scrabis as our Chief Financial Officer, Mr. Haynes received a base salary of $288,750 annually, that was subject to review by the Compensation Committee. He was eligible to receive an annual cash bonus with a target of 50% of his base salary and was eligible to participate in any annual bonus or other incentive compensation program that the Company may adopt from time to time for its executive officers.

Ezra T. Ernst

On January 9, 2022, the Company and Mr. Ernst entered into an executive employment agreement (the “Ernst Employment Agreement”), pursuant to which Mr. Ernst serves as the Chief Executive Officer and a director of XpresTest. The Ernst Employment Agreement has a term of three years from the date of closing of the Company’s acquisition of HyperPointe. Pursuant to the Ernst Employment Agreement, Mr. Ernst is entitled to receive an annual base salary of $375,000. He is also eligible to participate in any annual bonus and other incentive compensation program that the Company may adopt from time to time for its executive officers. Mr. Ernst is eligible to earn an annual bonus, the target amount of which is up to fifty percent (50%) of his base salary, based upon the achievement of performance goals and metrics established by the Board at its sole discretion. Any bonus will be determined as soon as reasonably practicable after the Company’s annual financial statements are finalized and will be split 50/50 between cash and a grant of RSUs with respect to the Company’s Common Stock.

In the event the Ernst Employment Agreement is terminated for good reason by Mr. Ernst, or by the Company without cause and Mr. Ernst provides the Company with a release of claims, Mr. Ernst shall be entitled to receive a cash severance payment in the amount of one hundred percent (100%) of his then current base salary and one year of COBRA continuation coverage. In addition, the agreement contains non-solicitation and non-competition provisions that apply during the term of Mr. Ernst’s employment and for six months thereafter.

Director Compensation

The following table sets forth the compensation of persons who served as non-employee members of our Board during the fiscal year ended December 31, 2023.

	Fees
	Earned or	Restricted
	Paid in	Stock	Option	All Other
	Cash	Unit Awards	Awards	Compensation	Total
Name	($)	($)	($)	($)	($)
Bruce T. Bernstein(2)(6)	166,250	-	52,200	120,000	338,450
Donald E. Stout(3)	78,750	-	26,100		104,850
Robert Weinstein(4)	105,000	-	26,100		131,100
Michael Lebowitz(5)	78,750	-	26,100		104,850

(1)

Amounts represent the aggregate grant date fair value of the RSUs and option awards granted during the fiscal year computed in accordance with FASB ASC Topic 718. See Notes 2 and 15 to the consolidated financial statements included in the Original Filing for the assumptions made in the valuation of the equity awards.

(2)	As of December 31, 2023, Mr. Bernstein held 42,511 unexercised options.
(3)	As of December 31, 2023, Mr. Stout held 22,670 unexercised options.
(4)	As of December 31, 2023, Mr. Weinstein held 22,579 unexercised options.
(5)	As of December 31, 2023, Mr. Lebowitz held 21,996 unexercised options.
(6)	Consists of $120,000 in cash paid in respect of XpresTest, Inc. board services (as described below).

In January 2023, the Board and the Compensation Committee engaged StreeterWyatt Analytics, an independent third-party compensation analyst, to evaluate and make recommendations regarding the compensation paid to our directors.

Based on its review, the director compensation program remained the same.

•	For the Chairman of the Board: $350,000 per year, consisting of:

o	150,000 in cash; and
o	equity awards having a combined value of $200,000, consisting of (i) a grant of a Non-Qualified Stock Option to purchase such number of shares of Common Stock having a grant date fair value of $120,000 and (ii) a grant of RSUs of such number of shares having a grant date value of $80,000.

•	For the other non-employee Directors: $170,000 per year, consisting of:

o	$70,000 in cash; and
o	equity awards having a combined value of $100,000, consisting of (i) a grant of a Non-Qualified Stock Option to purchase such number of shares of Common Stock having a grant date fair value of $60,000 and (ii) a grant of RSUs of such number of shares having a grant date value of $40,000.

•	The following additional cash payments:

o	$30,000 in cash to the Chairman of the Audit Committee;
o	$20,000 in cash to the Chairman of the Compensation Committee; and
o	$20,000 in cash to each member of the Strategic Affairs Committee.

We reimburse our directors for reasonable out-of-pocket expenses incurred in connection with attendance and participation in Board and committee meetings (including costs of travel, food and lodging).

In addition, Mr. Bernstein received $120,000 in cash compensation in the year ended December 31, 2023 specifically related to the duties, responsibilities and services of Mr. Bernstein beyond the scope of normal Board member services in connection with his role as a non-employee director of XpresTest, which amount was approved in March 2021 following the Board’s review of an analysis and evaluation from StreeterWyatt Analytics of appropriate director compensation specifically related to such duties. The Board concluded at the time, and continued to conclude, that under the circumstances and in light of the services performed, such compensation represents “ordinary-course compensation” for Mr. Bernstein’s XpresTest board services as a member of the board of directors of XpresTest, and that such compensation therefore would not preclude a determination that Mr. Bernstein would be independent for, among other things, membership of the Audit Committee of the Company under Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and Nasdaq listing rules, as such compensation represents fees for such XpresTest board services.

In September 2023, the Board reevaluated the Company’s compensation structure. Based on its review, the Compensation Committee recommended, and the full Board approved, a new director compensation program effective October 1, 2023:

•	For the Chairman of the Board

o	$75,000 in cash

•	For the other non-employee Directors

o	$35,000 in cash

•	The following additional cash payments

o	$10,000 in cash to the Chairman of the Audit Committee;

o	$10,000 in cash to the Chairman of the Compensation Committee; and

o	$20,000 in cash to each member of the Strategic Affairs Committee.

Equity Compensation Plan Information

The following table provides certain aggregate information, as of December 31, 2023 with respect to all of our equity compensation plans then in effect:

No. of securities
remaining
available for
	No. of securities		future issuance
	to be issued upon	Weighted-	under equity
	exercise of	average exercise	compensation
	outstanding	price of	plans (excluding
	options,	outstanding	securities
	warrants and	options, warrants	reflected in
Plan Category	rights	and rights ($)	the first column)
Total equity compensation plans approved by security holders (1)	353,149	$25.75	249,899

(1)

These plans consist solely of the 2020 Plan, as approved by our Board in September 2020 and by our stockholders in October 2020. On October 4, 2022, stockholders approved the amendment to the Company’s 2020 Equity Incentive Plan to increase the number of shares authorized for issuance under the Plan by 375,000 shares of Common Stock to an aggregate of 625,000 shares. Under the 2020 Equity Incentive Plan (the “2020 Plan”), a maximum of 249,899 shares of Common Stock remained available for issuance as of December 31, 2023.

Outstanding Equity Awards at 2023 Fiscal Year End

The following table sets forth information regarding grants of stock options and unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2023, to each of our named executive officers.

	Option Awards				Restricted Stock Unit Awards
					Number	Market
		Number			of shares	value
	Number	of securities			of units	of shares
	of securities	underlying			of stock	of units
	underlying	unexercised			that	of stock
	unexercised	options	Option		have not	that
	options	(#) un-	exercise	Option expiration	vested	have not
Name	(#) exercisable	exercisable	price ($)	date	(#)	vested ($)
Scott R. Milford					-	-
2020 Non-Qualified Stock Options from the 2012 Plan	2,916	-	30.60	April 20, 2030
2020 Incentive Stock Options from the 2012 Plan	1,605	-	100.20	September 6, 2030
2020 Non-Qualified Stock Options from the 2020 Plan	3,210	1,605	100.20	October 28, 2030
2021 Non-Qualified Stock Options from the 2020 Plan	9,510	9,511	32.20	January 21, 2031
2022 Non-Qualified Stock Options from the 2020 Plan	1,250	3,750	28.60	April 20, 2032
2023 Non-Qualified Stock Options from the 2020 Plan	20,625	1,875	8.00	January 5, 2033

Omar A. Haynes					-	-
2020 Non-Qualified Stock Options from the 2012 Plan	1,666	-	30.60	April 20, 2030
2021 Non-Qualified Stock Options from the 2020 Plan	2,717	-	32.20	April 19, 2024
2022 Non-Qualified Stock Options from the 2020 Plan	1,250	-	28.60	April 19, 2024
2023 Non-Qualified Stock Options from the 2020 Plan	5,000	-	8.00	April 19, 2024

Ezra T. Ernst					-	-
Inducement Plan	16,666	33,334	32.80	January 14, 2032
2023 Non-Qualified Stock Options from the 2020 Plan	3,750	1,250	8.00	January 5, 2033

Suzanne A. Scrabis					2,500	$4.56
2023 Non-Qualified Stock Options from the 2020 Plan	937	2,813	4.60	July 10, 2033

(1)	Un-exercisable options vest in equal annual increments over each of the remaining anniversaries of the date of grant.

Pension Benefits

We do not have any qualified or nonqualified defined benefit plans.

Nonqualified Deferred Compensation

We do not have any nonqualified defined contribution plans or other deferred compensation plans.

Potential Payments upon Termination or Change-In-Control

The following summarizes the payments and potential payments to each of our named executive officers as of December 31, 2023 upon termination or change-in-control. The discussion assumes that such event occurred on December 31, 2023, the last business day of our fiscal year, at which time the closing price of our Common Stock as listed on Nasdaq was $1.74 per share. For a further discussion of these provisions see the “Narrative Disclosure to Summary Compensation Table” above.

Scott R. Milford

As of January 19, 2024, Mr. Milford is not entitled to any payments upon termination or change-in-control.

Prior to January 19, 2024, in the event Mr. Milford’s employment agreement was terminated for good reason by Mr. Milford, or by the Company without cause and Mr. Milford provided the Company with a release of claims, Mr. Milford was entitled to receive a cash severance payment in the amount of one hundred percent (100%) of his then current base salary and one year of COBRA continuation coverage.

Ezra T. Ernst

In the event Mr. Ernst’s employment agreement is terminated for good reason by Mr. Ernst, or by the Company without cause and Mr. Ernst provides the Company with a release of claims, Mr. Ernst shall be entitled to receive a cash severance payment in the amount of one hundred percent (100%) of his then current base salary and one year of COBRA continuation coverage.

Suzanne A. Scrabis

In the event Ms. Scrabis terminates her employment for good reason, or in the event the Company terminates Ms. Scrabis’ employment without cause and Ms. Scrabis provides the Company with a release of claims, then Ms. Scrabis will be entitled to receive a payment equal to 50% of her then-current base salary, payable in installments over a period of six months.

Omar A. Haynes

Mr. Haynes is not entitled to any payments upon termination or change-in-control.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our company. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the fiscal years shown. Our named executive officers for the year ended December 31, 2023, were Scott R. Milford, Suzanne A. Scrabis, Omar A. Haynes and Ezra T. Ernst.

(a)	(b)	(c)	(d)	(e)	(f)	(h)
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($) (1)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return ($)	Net Income (Loss) ($) (thousands)
2023	$516,529	$(176,056)	$318,280	$(319,681)	$7.31	$(28,029)
2022	$1,246,956	$59,375	$567,861	$669,260	$30.25	$(32,629)

(1) Amounts represent compensation actually paid to our principal executive officer (“PEO”) and the average compensation actually paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules (and described in this section), which includes the individuals indicated above for each year:

Relationship Between Financial Performance Measures

The graphs below compare the compensation actually paid to our PEO(s) and the average of the compensation actually paid to our remaining Non-PEO NEOs, with (i) our cumulative total shareholder return (“TSR”), and (ii) our net income, in each case, for the fiscal years ended December 31, 2023 and 2022. The TSR amounts reported in the graph assume an initial fixed investment of $100.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of Common Stock as of [●], 2024, for (a) each stockholder known by us to beneficially own 5% or more of any class of our voting securities, (b) each of our named executive officers included in this Proxy Statement, (c) each of our directors and (d) all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of Common Stock that may be acquired by an individual or group within 60 days of [●], 2024, pursuant to the exercise of options or warrants or the vesting of RSUs, as applicable, to be outstanding for the purpose of computing the percentage ownership of such individual or group, but not for the purpose of computing the percentage ownership of any other person shown in the table.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on [●] shares of Common Stock issued and outstanding as of [●], 2024.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percent of Shares of Common Stock Beneficially Owned
Directors and named executive officers:
Scott R. Milford(2)	60,660	*
Suzanne A. Scrabis(3)	18,750	*
Ezra T. Ernst(4)	49,463	*
Bruce T. Bernstein(5)	81,467	1.9%
Gaëlle Wizenberg	299	*
Robert Weinstein(6)	30,403	*
Michael Lebowitz(7)	34,970	*
Omar A. Haynes(8)	5,466	*
All current directors and executive officers as a group (8 individuals)(9):	281,478	7.4%
5% percent or more beneficial owners:
CPC Pain & Wellness SPV, LLC(10) 301 Edgewater Place, Suite 100 Wakefield, Massachusetts 01880	394,200	9.4%

*	Less than 1%

(1)	Unless otherwise indicated in the footnote below, the business address of the individuals in the table above is c/o XWELL, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001.

(2)	The number of shares of Common Stock beneficially owned includes 2,058 shares of Common Stock and options to purchase 58,602 shares of Common Stock, which are exercisable within 60 days of [●], 2024.

(3)	The number of shares of Common Stock beneficially owned includes 5,000 RSUs and options to purchase 13,750 shares of Common Stock, which are exercisable within 60 days of [●], 2024.

(4)	The number of shares of Common Stock beneficially owned includes 1,130 shares of Common Stock and options to purchase 48,333 shares of Common Stock, which are exercisable within 60 days of [●], 2024.

(5)	The number of shares of Common Stock beneficially owned includes 38,956 shares of Common Stock and options to purchase 42,511 shares of Common Stock, which are exercisable within 60 days of [●], 2024.

(6)	The number of shares of Common Stock beneficially owned includes 7,824 shares of Common Stock and options to purchase 22,579 shares of Common Stock, which are exercisable within 60 days of [●], 2024.

(7)	The number of shares of Common Stock beneficially owned includes 12,974 vested shares of Common Stock and options to purchase 21,996 shares of Common Stock, which are exercisable within 60 days of [●], 2024.

(8)	The number of shares of Common Stock beneficially owned includes 5,466 RSUs.

(9)	See footnotes (2) through (8).

(10)	Based solely on information contained in a Schedule 13D/A filed on July 22, 2024 by CPC Pain & Wellness SPV, LLC.

REPORT OF AUDIT COMMITTEE

The Audit Committee, which consists entirely of directors who meet the independence and experience requirements of the Nasdaq Capital Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This Committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.xwell.com/corporate-governance. This Committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2023, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with management and Marcum, our independent registered public accounting firm;
•	Discussed with Marcum the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and
•	Received written disclosures and the letter from Marcum LLP regarding its independence as required by applicable requirements of the PCAOB regarding Marcum communications with the Audit Committee, and the Audit Committee further discussed with Marcum their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Marcum LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our 2023 Annual Report, for filing with the SEC.

Members of the Audit Committee

Robert Weinstein (Chairman)
Bruce T. Bernstein
Gaëlle Wizenberg

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transactions Approval Policy

All related party transactions must be reviewed and approved by our Audit Committee.

Although we do not have a formal policy with regard to approving related party transactions, our Board may consider the following factors when deciding whether to approve a related party transaction: the nature of the related party’s interest in the transaction; the material terms of the transaction, including, but not limited to, the amount and type of the transaction; the importance of the transaction to the related party; whether the transaction would impair the judgment of a director or executive officer to act in our best interests; and any other matters deemed appropriate by our Board.

Transactions with Related Persons

Since the beginning of the last fiscal year, there has not been any transaction, nor is there any currently proposed transaction, or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds the lower of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any director, executive officer, holder of more than 5% of our Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

OTHER MATTERS

Stockholders may also consider and act upon such other matters as may properly come before the Annual Meeting. The Board knows of no other business which will be presented at the Annual Meeting and is not aware of any such other matters that may properly come before the Annual Meeting at the present time. If any other matters are properly brought before the Annual Meeting, the persons named in the enclosed WHITE Proxy Card or voting instruction form will vote the shares they represent in accordance with their best judgment and in the manner they believe to be in the best interest of the Company to the extent permitted by Rule 14a-4(c) of the Exchange Act.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. Company’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov. You may also find our SEC filings in the “SEC Filings” section of the “Investors” section of our website at www.xwell.com.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If two or more stockholders share an address, we may send a single copy of the 2023 Annual Report, this Proxy Statement, the Notice of Internet Availability of Proxy Materials or other proxy materials, as applicable, to the shared address, unless we have received contrary instructions from one or more of such stockholders sharing the address. Additionally, we will promptly send a separate copy of the 2023 Annual Report, this Proxy Statement, or Notice of Internet Availability of Proxy Materials, as applicable, upon oral or written request by any stockholder at a shared address to which a single copy of the documents was delivered. Such requests should be submitted to XWELL, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001, Attention: Corporate Secretary; telephone number (212) 750-9595 or by contacting our proxy solicitor, Alliance, by calling 1-888-490-5110. If any stockholders sharing an address receive multiple copies of the 2023 Annual Report, this Proxy Statement, the Notice of Internet Availability of Proxy Materials or other proxy materials, such stockholders may make such request to our Corporate Secretary at the same address or telephone number described above.

STOCKHOLDER COMMUNICATIONS

Stockholders and other interested parties who desire to communicate directly with our independent, non-management directors should submit communications in writing addressed to XWELL, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001, Attention: Corporate Secretary. The Corporate Secretary will, as appropriate, forward communications to the Board or to any individual director, directors, or committee to whom the communication is directed.

LEGAL PROCEEDINGS

On July 19, 2024, CPC SPV filed a complaint in the Chancery Court against the Company and the Board seeking, among other things, declaratory relief that the Purported CPC SPV Nominees can stand for election at the Annual Meeting. The litigation is pending and set for trial on September 18-19, 2024. Unless the result of the litigation is that the Purported Nomination Notice is deemed valid, any director nominations made by CPC SPV will be disregarded, and no proxies voted in favor of the Purported CPC SPV Nominees will be recognized or tabulated at the Annual Meeting.

SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS AT THE 2025 ANNUAL MEETING

A stockholder who intends to submit a proposal at the 2025 Annual Meeting to be included in the Company’s proxy statement and form of proxy for the 2025 Annual Meeting in accordance with Rule 14a-8 under the Exchange Act must submit the proposal no later than [●] in writing to our corporate offices as follows, XWELL, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001, attention Cara Soffer, General Counsel. Such proposal must comply with Rule 14a-8 under the Exchange Act.

In accordance with our Bylaws, a stockholder who intends to submit a proposal at the 2025 Annual Meeting outside of the process of Rule 14a-8 and not to be included in the Company’s proxy statement must follow the submission criteria and deadlines set forth in our Bylaws concerning stockholder proposals, including providing proper notice of the proposal in writing. In addition, a stockholder who intends to nominate a director for election to the Board at the 2025 Annual Meeting must follow the submission criteria and deadlines set forth in our Bylaws concerning stockholder proposals, including providing proper notice of the nomination in writing. Stockholder nominations for director and other proposals that are not to be included in the Company’s proxy statement must be received by our Corporate Secretary in writing at our corporate offices, as listed above, no earlier than [●], and no later than [●]. Any such stockholder proposals or nominations for director must satisfy the requirements set forth in our Bylaws. Stockholders are also advised to review our Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals and director nominations. In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, any shareholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than [●].

ANNEX A

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board, and certain executive officers of the Company are “participants” with respect to our solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the “Participants”).

Directors

The names and present principal occupation of our directors, each a Participant, are set forth below. The business address for our current directors is c/o XWELL, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001.

Name	Present Principal Occupation
Bruce T. Bernstein	President, Rockmore Capital, LLC Chairman of the Board of XWELL, Inc.
Michael Lebowitz	Founder and Executive Chair, SPCSHP
Scott R. Milford	President and Chief Executive Officer, XWELL, Inc.
Robert Weinstein	Executive Vice President, Treasurer, Secretary and Chief Financial Officer, Synaptogenix, Inc.
Gaëlle Wizenberg	Founder and Chief Executive Officer, Objects of Magic LLC

Executive Officers

Scott R. Milford is an executive officer of the Company who is a Participant. Mr. Milford’s business address is c/o XWELL, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001. His present principal occupation is stated above.

Information Regarding Ownership of the Company’s Securities by Participants

The number of the Company’s securities beneficially owned by the Participants as of [●], 2024 is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in the Proxy Statement.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by the Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Title of Security	Number of Shares	Transactions
Bruce T. Bernstein	11/30/2022	Common Stock	16,110	Open Market Purchase
	12/01/2022	Common Stock	33,890	Open Market Purchase
	01/05/2023	Stock Option	600,000	Grant, Award or Other Acquisition

Michael Lebowitz	01/05/2023	Stock Option	300,000	Grant, Award or Other Acquisition

Scott R. Milford	12/05/2022	Common Stock	5,800	Open Market Purchase
	12/06/2022	Common Stock	22,950	Open Market Purchase
	01/05/2023	Stock Option	150,000	Grant, Award or Other Acquisition
	02/05/2023	Stock Option	10,000	Grant, Award of Other Acquisition

Robert Weinstein	01/05/2023	Stock Option	300,000	Grant, Award or Other Acquisition
	05/26/2023	Common Stock	25,000	Open Market Purchase
	05/30/2023	Common Stock	25,000	Open Market Purchase

Gaëlle Wizenberg	04/26/2024	Common Stock	100	Open Market Purchase
	05/07/2024	Common Stock	199	Open Market Purchase

Miscellaneous Information Concerning the Participants

Other than as set forth in this Annex A or elsewhere in the Proxy Statement and based on the information provided by each Participant, none of the Participants (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, or owns of record but not beneficially, any shares of Common Stock or other securities of the Company or (ii) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, securities of any parent or subsidiary of the Company. In addition, other than as set forth in this Annex A or elsewhere in the Proxy Statement and based on the information provided by each Participant, none of the Participants’ associates beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any shares of Common Stock or other securities of the Company.

Other than as set forth in this Annex A or elsewhere in the Proxy Statement and based on the information provided by each Participant, (i) none of the Participants listed above is now, or has been within the past year, a party to any contract, arrangements or understandings with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies and (ii) no Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years.

Other than as set forth in this Annex A or elsewhere in the Proxy Statement and based on the information provided by each Participant, none of the Participants or their associates have any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

Other than as set forth in this Annex A or elsewhere in the Proxy Statement and based on the information provided by each Participant, neither the Participants nor any of their associates or immediate family members have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year, or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

Other than as set forth in this Annex A or elsewhere in the Proxy Statement and based on the information provided by each Participant, no Participant (i) is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

^ PLEASE DETACH ALONG PERFORATED LINE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ^ (Continued and to be completed, signed and dated on the other side) PRELIMINARY COPY – SUBJECT TO COMPLETION DATED AUGUST 2, 2024 WHITE PROXY CARD XWELL, INC. 2024 Annual Meeting of Stockholders [●], 2024 at [●] [a.m. / p.m.] Eastern Time This Proxy is solicited on behalf of the Board of Directors of XWELL, Inc. The undersigned hereby appoints Bruce T. Bernstein, Scott R. Milford and Cara Soffer (the “Named Proxies”), and each or all of them, as the true and lawful proxies of the undersigned, with full power of substitution and revocation, and hereby authorizes all of them, and each of them, to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock, par value $0.01 per share, of XWELL, Inc. (the “Company”) that the undersigned is entitled to vote at the Company’s 2024 annual meeting of stockholders (including any adjournment, postponement or rescheduling thereof, the “Annual Meeting”) to be held at [●] [a.m. / p.m.] Eastern Time on [●], 2024. If properly executed, this proxy will be voted as directed on the reverse and in the discretion of the herein Named Proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to the Company a reasonable time before this solicitation to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended. The Annual Meeting will be held in a virtual meeting format only, via live audio webcast on the Internet. In order to attend the Annual Meeting, you must pre-register at http://viewproxy.com/XWELL/2024 by [●] [a.m. / p.m.] Eastern Time on [●], 2024. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the section titled “Important Information About the Annual Meeting and Voting.” THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE HEREOF. THE NAMED PROXIES WILL ALSO EXERCISE THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, SUBJECT TO APPLICABLE LAW. IF NO DIRECTION IS INDICATED WITH RESPECT TO ANY OF THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” THE DIRECTORS IN PROPOSAL 1 AND “FOR” EACH OF PROPOSAL 2 AND PROPOSAL 3. THE NAMED PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING TO THE EXTENT AUTHORIZED BY RULE 14A-4(C). IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THIS WHITE PROXY CARD USING THE ENCLOSED POSTAGE-PAID ENVELOPE! Important Notice of Internet Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report are available at: http://viewproxy.com/XWELL/2024

^ PLEASE DETACH ALONG PERFORATED LINE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ^ DO NOT PRINT IN THIS AREA (Stockholder Name & Address Data) PRELIMINARY COPY – SUBJECT TO COMPLETION DATED AUGUST 2, 2024 The Board recommends a vote “FOR” each of the director nominees listed in Proposal 1 and “FOR” Proposals 2 and 3 Proposal 1. Election of Directors. NOMINEES: FOR WITHHOLD (a) Bruce T. Bernstein ☐ ☐ (b) Michael Lebowitz ☐ ☐ (c) Scott R. Milford ☐ ☐ (d) Robert Weinstein ☐ ☐ (e) Gaëlle Wizenberg ☐ ☐ Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐ VIRTUAL CONTROL NUMBER Proposal 2. To ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal 3. To approve, by a non-binding advisory vote, the compensation of our named executive officers, as disclosed in the accompanying Proxy Statement. FOR ☐ AGAINST ☐ ABSTAIN ☐ NOTE: To conduct any other business properly brought before the Annual Meeting or any adjournment, postponement or rescheduling thereof. Date Signature Signature (if held jointly) NOTE: This WHITE Proxy Card should be completed, signed, dated and promptly returned using the enclosed postage-paid envelope provided by each stockholder exactly as such stockholder’s name appears hereon. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person. As a stockholder of XWELL, Inc., you have the option of voting your shares electronically via the Internet or by telephone, eliminating the need to return the WHITE Proxy Card by mail. Your electronic vote authorizes the Named Proxies to vote your shares in the same manner as if you completed, signed, dated and promptly returned the WHITE Proxy Card by mail. As a registered holder, you may vote your shares at the Annual Meeting by first pre-registering at http://viewproxy.com/XWELL/2024 using your Virtual Control Number below. Your registration must be received by [●] [a.m. / p.m.] Eastern Time on [●], 2024. On the day of the Annual Meeting, if you have properly registered, you may log in to the Annual Meeting by clicking on the link provided and inputting the password you received via email in your registration confirmation and following instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the section titled “Important Information About the Annual Meeting and Voting.” VIRTUAL CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit Virtual Control Number ready when voting via the Internet or by Telephone, or when voting during the Annual Meeting. INTERNET TELEPHONE MAIL Vote Your Proxy via the Internet: Go to [●] Vote Your Proxy by Phone: Call [●] Vote Your Proxy by Mail: Have your WHITE Proxy Card available when you access the above website. Follow the prompts to vote your shares. Use any touch-tone telephone to vote your proxy. Have your WHITE Proxy Card available when you call. Follow the voting instructions to vote your shares. Please complete, sign, date and promptly return this WHITE Proxy Card using the postage-paid envelope provided. Please mark your votes like this ☒